UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 6 of its series:

Wells Fargo VT Discovery Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Omega Growth Fund, Wells Fargo VT Opportunity Fund, and the Wells Fargo VT Small Cap Growth Fund.

Date of reporting period: December 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

December 31, 2018

Wells Fargo VT Discovery Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Discovery Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Discovery Fund for the 12-month period that ended December 31, 2018. The year opened with strong performance for equity and fixed-income markets. The remainder of the reporting period generated investing results that were decidedly more mixed and volatile.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 4.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 14.20%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.57%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 was essentially flat at a 0.01% return while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.15%. The Bloomberg Barclays Municipal Bond Index6 added 1.28%, and the ICE BofAML U.S. High Yield Index7 dropped 2.26%.

Optimism shaped markets in early 2018.

Synchronized global growth, low inflation, healthy corporate earnings and consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth characterized investment markets entering 2018.

The U.S. Federal Reserve (Fed) and the Bank of England (BOE) continued with plans to increase rates from ultralow levels, reflecting their confidence that economic expansions were underway and durable. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.50% and 1.75% in March 2018. The December 2018 federal funds rate increase of 25 bps from 2.25% to 2.50% was the ninth since the Fed began raising rates three years ago from near zero. The BOE, having raised its monetary policy rate to 0.50% in November 2017, increased the rate again in August 2018 to 0.75%.

In the U.S., increases in long-term rates were not as consistent as the short-term rate increases initiated by the Fed, leading to a flatter U.S. Treasury yield curve. In addition, the prospect of inflation emerged. A flatter yield curve and inflation concerns weakened investor sentiment for equities as the year progressed. In the U.K., Brexit debates created uncertainty among investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo VT Discovery Fund	3

Meanwhile, the European Central Bank and the Bank of Japan sustained low interest rates to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas, investment markets fell, hurt by a strengthening U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.18% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second and third quarters of 2018. The U.S. imposed tariffs on a wide range of products manufactured overseas. Foreign governments retaliated with tariffs that punished U.S. commodity producers and product manufacturers. Investors wondered about next steps as divergence in global economic policies and growth prospects widened.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) growth data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.71% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In particular, signs of slowing economic growth in China created uncertainty for investors. Amid rising trade tensions, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and trade tensions remained headwinds for investors overseas.

Equity markets were volatile during the fourth quarter.

Negative stock market performance during October and December bracketed a mildly positive November, as measured by the S&P 500 Index and the MSCI ACWI ex USA Index (Net). As interest rates and bond yields gained during October, stock markets struggled. Readings on consumer sentiment and business spending were mixed. Markets rebounded in November. The U.S. and China agreed to halt further increases in tariffs and engage in additional negotiations. While November returns were positive, the loss for the full fourth quarter was substantial for equity investors globally, with the S&P down 13.52% and the MSCI ACWI ex USA Index (Net) down 11.46%. December’s S&P 500 Index performance was the lowest since 1931. Globally, fixed income investments fared better than stocks during the last two months of the year as conflicting signals unsettled investors’ outlooks.

Equity investors confronted a number of changing conditions. In November’s mid-term elections, control of the U.S. House of Representatives shifted from Republicans to Democrats, presaging potential partisan disputes. Progress on

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China.

Global trade tensions escalated during the second and third quarters of 2018.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo VT Discovery Fund	Letter to shareholders (unaudited)

Brexit negotiations stalled in the UK. In China, the value of the yuan declined to low levels last seen in 2008. Oil prices continued to fall. The Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December 2018. A late-December dispute over spending and immigration policy resulted in a partial U.S. government shutdown that continued through the end of the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

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6	Wells Fargo VT Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of December 31, 2018

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 2	5-8-1992	-7.06	5.02	15.24	1.17	1.16

Russell 2500TM Growth Index[3]	–	-7.47	6.19	14.76	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Discovery Fund	7

Growth of $10,000 investment as of December 31, 2018[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.15% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]

The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2500TM Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo VT Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended December 31, 2018.

∎	Stock selection in the health care and consumer discretionary sectors contributed to performance.

∎	Stock selection in the information technology (IT) and industrials sectors detracted from Fund performance.

Global equity markets declined during 2018. A year that began with optimism for synchronized global economic expansion evolved into a market adjusting to higher risks. The initial weakness came from slowing indicators in global economies as well as the escalating trade war between the U.S. and China. Political uncertainty around Brexit, tensions in Italy, and plummeting oil prices only added to the fears. Global debt, which had expanded massively in recent years, became a new source of concern. Within the U.S., sentiment grew that the economy could not remain immune from these factors. The positive, yet transitory, jolt from tax cuts was viewed as fading into 2019, and after a period of robust expansion, concerns of peak corporate earnings grew. Given all the uncertainty, investors grew increasingly anxious about expected tightening from the U.S. Federal Reserve. While this backdrop was challenging, over the full period, the Fund’s positioning benefited from strong underlying fundamentals and favorable stock selection.

Despite recent volatility and increased uncertainty, we have not significantly repositioned the Fund. We continue to emphasize companies with a secular rather than a cyclical growth profile. The Fund remains positioned toward companies with higher visibility of earnings growth and those positioned on the right side of change. We believe this strategy will prove beneficial should volatility levels remain elevated.

The Fund benefited from stock selection in the health care and consumer discretionary sectors.

Within the health care sector, Veeva Systems Incorporated is at the intersection of health care and technology. While classified as a health care company, Veeva is benefiting from innovation in both the life sciences and software industries. The company provides cloud-based customer relationship management (CRM) software with a specific emphasis on the life sciences industry. Veeva’s products facilitate sales and marketing compliance within the pharmaceutical and biotechnology industries. The company has a dominant market share position, where many of the largest pharmaceutical companies use Veeva’s platform. In addition to Veeva’s legacy CRM business, the company’s Vault product has provided a new vector for growth. Vault provides a software solution to manage clinical trial data and documents. Recently, strong growth in adoption of the Vault product helped the company report better-than-expected quarterly earnings that contributed positively to returns over the past 12 months. Additionally, Veeva is beginning to show growth outside the health care industry. We view the company as a core holding with excellent future growth prospects.

Within the consumer discretionary sector, Etsy, Incorporated*, is benefiting from the ongoing strength of e-commerce contrasted against traditional brick-and-mortar retailers. Etsy operates a global online marketplace for unique and creative goods. Over the past year, the company reported better-than-expected revenue and earnings growth, which helped propel shares sharply higher. The company is benefiting from two drivers, as current customers are increasing their activity while at the same time Etsy is attracting new customers to its platform. Finally, Etsy’s unique platform has afforded it a benefit that is rare among retailers: pricing power. During the period, Etsy was able to raise its transaction fees without a material impact to business trends.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Discovery Fund	9

Ten largest holdings (%) as of December 31, 2018[5]

Waste Connections Incorporated	3.02

WellCare Health Plans Incorporated	2.23

Black Knight Incorporated	2.07

Zebra Technologies Corporation Class A	2.06

Bright Horizons Family Solutions Incorporated	1.98

Vail Resorts Incorporated	1.96

Veeva Systems Incorporated Class A	1.95

WEX Incorporated	1.94

Burlington Stores Incorporated	1.90

World Wrestling Entertainment Incorporated Class A	1.83

Stock selection in the IT and industrials sectors weighed on the Fund’s performance.

Competition weighed on LogMeIn, Incorporated, within the IT sector. The provider of cloud-based communication software saw its shares come under pressure due to issues within its key collaboration division. The division, which includes the GoTo applications such as GoToMeeting and GoToTraining, represents over half of LogMeIn’s revenue. Recently, customer churn increased as the company’s sales team did not execute as expected. The most glaring issue, however, was a heightened competitive landscape. Private competitor Zoom was particularly aggressive in attempting to win business from current LogMeIn customers. These issues forced management to reduce revenue and earnings guidance, sending shares down materially in the past 12 months. Our thesis on the holding became compromised, as organic growth would be harder to achieve in this competitive environment. As such, we sold the position in favor of higher-conviction ideas.

Within the industrials sector, water treatment/technology company Evoqua Water Technologies Corporation saw its shares decline after reporting disappointing quarterly results and reducing forward guidance. A main tenet of our thesis on Evoqua was that much of the company’s revenue has had a stable stream from ongoing service contracts. That profile became altered as Evoqua undertook longer, capital-intensive projects that have affected the stable revenue stream we expected. Evoqua was influenced by rising raw material costs that have weighed on company margins.

Sector distribution as of December 31, 2018[6]

While market volatility may continue in 2019, we remain confident in the Fund’s positioning

We believe the Fund is well positioned for 2019. Global growth is in a slowdown phase, which creates a favorable backdrop for our investing style. In a world starved of growth, investors seek out that which is certain. They reward companies with scarce attributes. Unlike value or cyclical stocks, leading growth companies do not need a roaring economy or policy stimulus to outperform. With all the global uncertainty, companies with superior fundamentals, and therefore the ability to produce predictable earnings and cash flows into the future, should command premium valuations.

We see virtually every industry in the U.S. experiencing rapid change. Technology and innovation are disrupting legacy business models and creating a dichotomous economy. Those companies on the right side of change, whose customers view them as indispensable, who are leveraging data and technology, and who have deep moats versus competitors, should continue to win. When analyzing key themes of innovation, there is so much to be excited about. From global e-commerce penetration, automation, artificial intelligence, autonomous vehicles, genome sequencing, and the rollout of 5G wireless, we find that many growth themes are still in the early stages of mass adoption. This, in our view, creates an exciting investment opportunity.

Please see footnotes on page 7.

10	Wells Fargo VT Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2018	Ending account value 12-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 2

Actual	$1,000.00	$861.52	$5.40	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2018	Wells Fargo VT Discovery Fund	11

Security name	Shares	Value

Common Stocks: 96.29%

Communication Services: 4.92%

Entertainment: 3.26%

Take-Two Interactive Software Incorporated †	17,500	$1,801,450

World Wrestling Entertainment Incorporated Class A	30,800	2,301,376

		4,102,826

Interactive Media & Services: 1.66%

Match Group Incorporated «	48,900	2,091,453

Consumer Discretionary: 15.58%

Diversified Consumer Services: 3.46%

Adtalem Global Education Incorporated †	39,200	1,854,944

Bright Horizons Family Solutions Incorporated †	22,400	2,496,480

		4,351,424

Hotels, Restaurants & Leisure: 7.25%

Chipotle Mexican Grill Incorporated †	4,000	1,727,160

Eldorado Resorts Incorporated †	55,100	1,995,171

Hilton Grand Vacations Incorporated †	58,100	1,533,259

Six Flags Entertainment Corporation	25,092	1,395,868

Vail Resorts Incorporated	11,700	2,466,594

		9,118,052

Household Durables: 0.69%

Skyline Champion Corporation	59,300	871,117

Internet & Direct Marketing Retail: 2.28%

MercadoLibre Incorporated	6,354	1,860,769

Wayfair Incorporated Class A †	11,205	1,009,346

		2,870,115

Specialty Retail: 1.90%

Burlington Stores Incorporated †	14,716	2,393,852

Consumer Staples: 2.19%

Beverages: 0.98%

National Beverage Corporation «	17,257	1,238,535

Food Products: 1.21%

Lamb Weston Holdings Incorporated	20,600	1,515,336

Energy: 0.85%

Oil, Gas & Consumable Fuels: 0.85%

Viper Energy Partners LP	41,200	1,072,848

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Discovery Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Financials: 2.41%

Capital Markets: 1.38%

Raymond James Financial Incorporated	23,300	$1,733,753

Consumer Finance: 1.03%

SLM Corporation †	155,700	1,293,867

Health Care: 22.20%

Biotechnology: 5.61%

AnaptysBio Incorporated †	9,427	601,348

Array BioPharma Incorporated †	75,407	1,074,550

Avrobio Incorporated †	13,600	226,440

CRISPR Therapeutics AG †«	17,227	492,175

Exact Sciences Corporation †	27,700	1,747,870

Flexion Therapeutics Incorporated †«	71,268	806,754

Immunomedics Incorporated †	43,400	619,318

Mirati Therapeutics Incorporated †	11,900	504,798

Sarepta Therapeutics Incorporated †	9,003	982,497

		7,055,750

Health Care Equipment & Supplies: 8.69%

Avanos Medical Incorporated †	33,700	1,509,423

DexCom Incorporated †	13,600	1,629,280

Haemonetics Corporation †	19,400	1,940,970

ICU Medical Incorporated †	9,100	2,089,633

Insulet Corporation †«	27,999	2,220,881

iRhythm Technologies Incorporated †	22,100	1,535,508

		10,925,695

Health Care Providers & Services: 2.63%

Guardant Health Incorporated †«	13,286	499,421

WellCare Health Plans Incorporated †	11,900	2,809,471

		3,308,892

Health Care Technology: 1.95%

Veeva Systems Incorporated Class A †	27,500	2,456,300

Life Sciences Tools & Services: 1.15%

Bio-Rad Laboratories Incorporated Class A †	6,200	1,439,764

Pharmaceuticals: 2.17%

Elanco Animal Health Incorporated †«	32,409	1,021,856

GW Pharmaceuticals plc ADR †«	7,800	759,642

MyoKardia Incorporated †	8,579	419,170

Wave Life Sciences Limited †«	12,700	533,908

		2,734,576

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Discovery Fund	13

Security name	Shares	Value

Industrials: 16.72%

Aerospace & Defense: 4.24%

Curtiss-Wright Corporation	16,494	$1,684,367

Mercury Computer Systems Incorporated †	34,300	1,622,047

Teledyne Technologies Incorporated †	9,800	2,029,286

		5,335,700

Building Products: 1.23%

A.O. Smith Corporation	36,200	1,545,740

Commercial Services & Supplies: 5.86%

Cintas Corporation	11,500	1,931,885

The Brink’s Company	25,300	1,635,645

Waste Connections Incorporated	51,243	3,804,793

		7,372,323

Construction & Engineering: 0.95%

WillScot Corporation †	126,717	1,193,674

Machinery: 0.64%

Evoqua Water Technologies Company †	84,337	809,635

Road & Rail: 1.26%

Saia Incorporated †	28,400	1,585,288

Trading Companies & Distributors: 2.54%

SiteOne Landscape Supply Incorporated †	31,350	1,732,715

Univar Incorporated †	82,180	1,457,873

		3,190,588

Information Technology: 28.60%

Communications Equipment: 1.57%

Motorola Solutions Incorporated	17,200	1,978,688

Electronic Equipment, Instruments & Components: 4.85%

Littelfuse Incorporated	7,857	1,347,318

Novanta Incorporated †	18,900	1,190,700

Rogers Corporation †	9,780	968,807

Zebra Technologies Corporation Class A †	16,249	2,587,328

		6,094,153

IT Services: 14.81%

Black Knight Incorporated †	57,900	2,608,974

EPAM Systems Incorporated †	18,419	2,136,788

Euronet Worldwide Incorporated †	20,293	2,077,597

First Data Corporation Class A †	114,000	1,927,740

Gartner Incorporated †	16,500	2,109,360

Shopify Incorporated Class A †«	16,500	2,284,425

Total System Services Incorporated	17,800	1,446,962

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Discovery Fund	Portfolio of investments—December 31, 2018

Security name		Shares	Value

IT Services (continued)

Twilio Incorporated Class A †«		18,000	$1,607,400

WEX Incorporated †		17,400	2,437,044

			18,636,290

Semiconductors & Semiconductor Equipment: 1.36%

Universal Display Corporation «		18,300	1,712,331

Software: 5.11%

2U Incorporated †		29,700	1,476,685

Envestnet Incorporated †		26,900	1,323,211

Globant SA †		33,600	1,892,352

Ultimate Software Group Incorporated †		7,100	1,738,577

			6,430,825

Technology Hardware, Storage & Peripherals: 0.90%

NCR Corporation †		49,000	1,130,920

Materials: 2.82%

Chemicals: 1.74%

Ingevity Corporation †		26,100	2,184,309

Construction Materials: 1.08%

Vulcan Materials Company		13,800	1,363,440

Total Common Stocks (Cost $117,072,896)			121,138,059

	Yield
Short-Term Investments: 14.31%

Investment Companies: 14.31%

Securities Lending Cash Investments LLC (l)(r)(u)	2.38%	13,299,929	13,301,259

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.33	4,704,923	4,704,923

Total Short-Term Investments (Cost $18,005,922)			18,006,182

Total investments in securities (Cost $135,078,818)	110.60%	139,144,241

Other assets and liabilities, net	(10.60)	(13,338,382)

Total net assets	100.00%	$125,805,859

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Discovery Fund	15

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	9,357,894	122,992,561	119,050,526	13,299,929	$(345)	$0	$274,001	$13,301,259
Wells Fargo Government Money Market Fund Select Class	1,291,715	43,206,893	39,793,685	4,704,923	0	0	53,400	4,704,923

					$(345)	$0	$327,401	$18,006,182	14.31%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Discovery Fund	Statement of assets and liabilities—December 31, 2018

Assets
Investments in unaffiliated securities (including $13,294,935 of securities loaned), at value (cost $117,072,896)	$121,138,059
Investments in affiliated securities, at value (cost $18,005,922)	18,006,182
Receivable for Fund shares sold	77,667
Receivable for dividends	87,185
Receivable for securities lending income	3,580
Prepaid expenses and other assets	3,298

Total assets	139,315,971

Liabilities
Payable upon receipt of securities loaned	13,301,349
Management fee payable	82,809
Payable for Fund shares redeemed	69,232
Distribution fee payable	28,558
Administration fee payable	9,139
Trustees’ fees and expenses payable	2,162
Accrued expenses and other liabilities	16,863

Total liabilities	13,510,112

Total net assets	$125,805,859

NET ASSETS CONSIST OF
Paid-in capital	$104,717,756
Total distributable earnings	21,088,103

Total net assets	$125,805,859

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$125,805,859
Shares outstanding – Class 2[1]	4,813,248
Net asset value per share – Class 2	$26.14

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2018	Wells Fargo VT Discovery Fund	17

Investment income
Dividends (net of foreign withholding taxes of $4,682)	$743,402
Securities lending income from affiliates, net	104,713
Income from affiliated securities	53,400

Total investment income	901,515

Expenses
Management fee	1,118,313
Administration fee
Class 2	119,287
Distribution fee
Class 2	372,771
Custody and accounting fees	21,160
Professional fees	38,935
Shareholder report expenses	28,860
Trustees’ fees and expenses	20,878
Other fees and expenses	8,575

Total expenses	1,728,779
Less: Fee waivers and/or expense reimbursements	(14,033)

Net expenses	1,714,746

Net investment loss	(813,231)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	17,962,459
Affiliated securities	(345)

Net realized gains on investments	17,962,114
Net change in unrealized gains (losses) on investments	(26,090,173)

Net realized and unrealized gains (losses) on investments	(8,128,059)

Net decrease in net assets resulting from operations	$(8,941,290)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Discovery Fund	Statement of changes in net assets

	Year ended December 31, 2018		Year ended December 31, 2017[1]

Operations
Net investment loss		$(813,231)		$(908,347)
Net realized gains on investments		17,962,114		18,740,756
Net change in unrealized gains (losses) on investments		(26,090,173)		16,114,650

Net increase (decrease) in net assets resulting from operations		(8,941,290)		33,947,059

Distributions to shareholders from net investment income and net realized gains – Class 2		(17,790,224)		(7,089,124)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	285,101	9,073,079	374,458	10,970,353
Reinvestment of distributions – Class 2	566,207	17,790,224	244,790	7,089,124
Payment for shares redeemed – Class 2	(612,162)	(19,500,629)	(674,278)	(19,662,185)

Net increase (decrease) in net assets resulting from capital share transactions		7,362,674		(1,602,708)

Total increase (decrease) in net assets		(19,368,840)		25,255,227

Net assets
Beginning of period		145,174,699		119,919,472

End of period		$125,805,859		$145,174,699

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. The disaggregated distributions information for the year ended December 31, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Discovery Fund	19

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$31.74	$25.91	$25.99	$30.71	$35.20
Net investment loss	(0.17)	(0.20)	(0.13)	(0.21)	(0.22)
Net realized and unrealized gains (losses) on investments	(1.39)	7.60	2.00	0.21	0.16

Total from investment operations	(1.56)	7.40	1.87	0.00	(0.06)
Distributions to shareholders from
Net realized gains	(4.04)	(1.57)	(1.95)	(4.72)	(4.43)
Net asset value, end of period	$26.14	$31.74	$25.91	$25.99	$30.71
Total return[1]	(7.06)%	29.13%	7.65%	(1.46)%	0.36%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.18%	1.17%	1.14%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.14%
Net investment loss	(0.55)%	(0.68)%	(0.52)%	(0.72)%	(0.68)%
Supplemental data
Portfolio turnover rate	60%	75%	85%	90%	79%
Net assets, end of period (000s omitted)	$125,806	$145,175	$119,919	$126,839	$138,490

[1]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo VT Discovery Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Discovery Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The

Notes to financial statements	Wells Fargo VT Discovery Fund	21

Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2018, the aggregate cost of all investments for federal income tax purposes was $135,180,852 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$17,622,845

Gross unrealized losses	(13,659,456)

Net unrealized gains	$3,963,389

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo VT Discovery Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$6,194,279	$0	$0	$6,194,279

Consumer discretionary	19,604,560	0	0	19,604,560

Consumer staples	2,753,871	0	0	2,753,871

Energy	1,072,848	0	0	1,072,848

Financials	3,027,620	0	0	3,027,620

Health care	27,920,977	0	0	27,920,977

Industrials	21,032,948	0	0	21,032,948

Information technology	35,983,207	0	0	35,983,207

Materials	3,547,749	0	0	3,547,749

Short-term investments

Investment companies	4,704,923	13,301,259	0	18,006,182

Total assets	$125,842,982	$13,301,259	$0	$139,144,241

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.58% as the average daily net assets of the Fund increase. For the year ended December 31, 2018, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When Class 2 of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo VT Discovery Fund	23

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2018 were $87,722,372 and $102,204,245, respectively.

6. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2018 and December 31, 2017 were as follows:

	Year ended December 31

	2018	2017

Ordinary income	$1,655,802	$0

Long-term capital gain	16,134,422	7,089,124

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$2,914,439	$14,210,275	$3,963,389

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amount of distributions to shareholders from net realized gains for the year ended December 31, 2017 was $7,089,124.

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo VT Discovery Fund	Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo VT Discovery Fund	25

TO THE SHAREHOLDERS OF THE FUND AND

BOARD OF TRUSTEES OF THE WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Discovery Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditors of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditors of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 22, 2019

26	Wells Fargo VT Discovery Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $16,134,422 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800- 260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Discovery Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28	Wells Fargo VT Discovery Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A

Pamela Wheelock (Born1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo VT Discovery Fund	29

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris replaced Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield retired on December 31, 2018.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320436 02-19 AVT1/AR147 12-18

Annual Report

December 31, 2018

Wells Fargo VT Index Asset Allocation Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Index Asset Allocation Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2018. The year opened with strong performance for equity and fixed-income markets. The remainder of the reporting period generated investing results that were decidedly more mixed and volatile.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 4.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 14.20%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.57%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 was essentially flat at a 0.01% return while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.15%. The Bloomberg Barclays Municipal Bond Index6 added 1.28%, and the ICE BofAML U.S. High Yield Index7 dropped 2.26%.

Optimism shaped markets in early 2018.

Synchronized global growth, low inflation, healthy corporate earnings and consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth characterized investment markets entering 2018.

The U.S. Federal Reserve (Fed) and the Bank of England (BOE) continued with plans to increase rates from ultralow levels, reflecting their confidence that economic expansions were underway and durable. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.50% and 1.75% in March 2018. It was the first of four increases during 2018. The December 2018 federal funds rate increase of 25 bps from 2.25% to 2.50% was the ninth since the Fed began raising rates three years ago from near zero. The BOE, having raised its monetary policy rate to 0.50% in November 2017, increased the rate again in August 2018 to 0.75%.

In the U.S., increases in long-term rates were not as consistent as the short-term rate increases initiated by the Fed, leading to a flatter U.S. Treasury yield curve. In addition, the prospect of inflation emerged. A flatter yield curve and inflation concerns weakened investor sentiment for equities as the year progressed. In the U.K., Brexit debates created uncertainty among investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo VT Index Asset Allocation Fund	3

Meanwhile, the European Central Bank and the Bank of Japan sustained low interest rates to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas, investment markets fell, hurt by a strengthening U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.18% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second and third quarters of 2018. The U.S. imposed tariffs on a wide range of products manufactured overseas. Foreign governments retaliated with tariffs that punished U.S. commodity producers and product manufacturers. Investors wondered about next steps as divergence in global economic policies and growth prospects widened.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) growth data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.71% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In particular, signs of slowing economic growth in China created uncertainty for investors. Amid rising trade tensions, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and trade tensions remained headwinds for investors overseas.

Equity markets were volatile during the fourth quarter.

Negative stock market performance during October and December bracketed a mildly positive November, as measured by the S&P 500 Index and the MSCI ACWI ex USA Index (Net). As interest rates and bond yields gained during October, stock markets struggled. Readings on consumer sentiment and business spending were mixed. Markets rebounded in November. The U.S. and China agreed to halt further increases in tariffs and engage in additional negotiations. While November returns were positive, the loss for the full fourth quarter was substantial for equity investors globally, with the S&P down 13.52% and the MSCI ACWI ex USA Index (Net) down 11.46%. December’s S&P 500 Index performance was the lowest since 1931. Globally, fixed income investments fared better than stocks during the last two months of the year as conflicting signals unsettled investors’ outlooks.

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China.

Global trade tensions escalated during the second and third quarters of 2018.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo VT Index Asset Allocation Fund	Letter to shareholders (unaudited)

Equity investors confronted a number of changing conditions. In November’s mid-term elections, control of the U.S. House of Representatives shifted from Republicans to Democrats, presaging potential partisan disputes. Progress on Brexit negotiations stalled in the UK. In China, the value of the yuan declined to low levels last seen in 2008. Oil prices continued to fall. The Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December 2018. A late-December dispute over spending and immigration policy resulted in a partial U.S. government shutdown that continued through the end of the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

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6	Wells Fargo VT Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of December 31, 2018

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 2	4-15-1994	-2.90	7.00	10.20	1.16	1.00

Index Asset Allocation Blended Index[3]	–	-1.99	7.98	9.72	–	–

Bloomberg Barclays U.S. Treasury Index[4]	–	0.86	2.01	2.08	–	–

S&P 500 Index[5]	–	-4.38	8.49	13.12	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Index Asset Allocation Fund	7

Growth of $10,000 investment as of December 31, 2018[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]

Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Blended Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The chart compares the performance of Class 2 shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg Barclays U.S. Treasury Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[7]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging-market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[9]

The Bloomberg Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

8	Wells Fargo VT Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended December 31, 2018.

∎

Within the Fund’s Tactical Asset Allocation (TAA) overlay strategy, a long exposure to S&P 500 Index futures detracted from performance while a short exposure to U.S. Treasury futures contributed positively.

∎	The Fund maintained a lower duration relative to the Treasury benchmark, which contributed positively to performance.

The Fund’s management team rebalances the portfolio to reflect the ongoing changes in the constituents and their weightings within the index. One cannot invest directly in the benchmark, and timing of cash flows and other practical issues affect the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible.

Volatility increased from relatively subdued levels during the 12-month period.

The past 12 months were marked by bouts of heightened volatility amid fears of higher rates, escalating trade tensions, and signs of a global slowdown. At the beginning of the year, optimism surrounding synchronized global growth gave way to fears of a sharp rise in rates and escalating trade tensions. Volatility spiked to levels last seen in the summer of 2015, and equity markets sold off sharply. The correction was, however, short-lived, and markets proceeded to climb higher in the second and third quarter as robust U.S. economic data buoyed optimism among investors. Then, in the final three months of the year, volatility returned once again with a vengeance as concerns about a global slowdown and rising geopolitical risks unnerved investors.

For the period as a whole, the S&P 500 Index lost 4.38%. Developed non-U.S. markets, as measured by the MSCI EAFE Index (Net),7 returned -13.79%, while emerging markets, as measured by the MSCI EM Index (Net),8 posted a -14.58% return.

Longer-duration government bond prices fell during the period amid an increase in bond yields. The Bloomberg Barclays U.S. Treasury Index gained 0.86% during the 12-month period, while the longest-term bonds, as measured by the Bloomberg Barclays 20+ Year U.S. Treasury Index,9 lost 2.00%.

Ten largest holdings (%) as of December 31, 2018[10]

Microsoft Corporation	2.20

Apple Incorporated	1.99

Amazon.com Incorporated	1.73

Berkshire Hathaway Incorporated Class B	1.11

Johnson & Johnson	0.97

JPMorgan Chase & Company	0.91

Alphabet Incorporated Class C	0.89

Facebook Incorporated Class A	0.88

Alphabet Incorporated Class A	0.87

Exxon Mobil Corporation	0.81

Tactical shifts between stocks and bonds had a neutral impact on performance, while a lower duration within the underlying bond portfolio contributed positively to performance.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of year-end, the Fund had an effective allocation of 69.4% in stocks and 36.2% in bonds. These allocations do not reflect the Fund’s year-end long position in S&P 500 Index futures and short exposure to 10-year U.S. Treasury futures. During the period, the team maintained a lower duration within the underlying bond portfolio, which added to performance for the year as shorter-duration bonds outperformed longer-duration bonds.

The team started 2018 with a neutral allocation to stocks and a short position in 10-year U.S. Treasury futures. As markets sold off in late January and early February, the team found attractive opportunities to overweight equities. Specifically, the team initiated long exposures to S&P 500 Index futures within its TAA overlay. Also, as yields climbed higher during the year, the team decided to lock in some gains by lightening up its short exposure to U.S. Treasury futures as well as bring the duration of its underlying bond portfolio more closely in line with the benchmark.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Index Asset Allocation Fund	9

From an attribution standpoint, our long exposure to equity futures detracted from performance amid the sharp sell-off in the fourth quarter. Meanwhile, our short exposure to U.S. 10-year Treasury futures, coupled with our decision to cover our shorts before yields proceeded to decline in November and December, contributed positively to the performance of the overall portfolio.

Equity sector distribution as of December 31, 2018[11]

Effective target allocation as of December 31, 2018[12]

Stocks	69%

Bonds	36%

Effective Cash	(5)%

Neutral target allocation

As of year-end, the Fund maintained an overweight to stocks relative to its benchmark.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, the Fund maintained an overweight to stocks relative to bonds. All of the changes to the effective allocation were implemented with futures contracts.

Please see footnotes on page 7.

10	Wells Fargo VT Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2018	Ending account value 12-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 2

Actual	$1,000.00	$960.96	$4.94	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	11

Security name	Shares	Value

Common Stocks: 58.97%

Communication Services: 5.96%

Diversified Telecommunication Services: 1.27%

AT&T Incorporated	14,046	$400,873

CenturyLink Incorporated	1,835	27,800

Verizon Communications Incorporated	7,974	448,298

		876,971

Entertainment: 1.22%

Activision Blizzard Incorporated	1,473	68,598

Electronic Arts Incorporated †	582	45,926

Netflix Incorporated †	841	225,102

Take-Two Interactive Software Incorporated †	219	22,544

The Walt Disney Company	2,872	314,915

Twenty-First Century Fox Incorporated Class A	2,040	98,165

Twenty-First Century Fox Incorporated Class B	940	44,913

Viacom Incorporated Class B	681	17,502

		837,665

Interactive Media & Services: 2.72%

Alphabet Incorporated Class A †	576	601,897

Alphabet Incorporated Class C †	593	614,117

Facebook Incorporated Class A †	4,636	607,733

TripAdvisor Incorporated †	197	10,626

Twitter Incorporated †	1,396	40,121

		1,874,494

Media: 0.75%

CBS Corporation Class B	648	28,331

Charter Communications Incorporated Class A †	340	96,890

Comcast Corporation Class A	8,762	298,346

Discovery Communications Incorporated Class A †	302	7,471

Discovery Communications Incorporated Class C †	694	16,018

DISH Network Corporation Class A †	442	11,037

Interpublic Group of Companies Incorporated	740	15,266

News Corporation Class A	743	8,433

News Corporation Class B	239	2,760

Omnicom Group Incorporated	432	31,640

		516,192

Consumer Discretionary: 5.85%

Auto Components: 0.08%

Aptiv plc	508	31,278

BorgWarner Incorporated	401	13,931

The Goodyear Tire & Rubber Company	449	9,164

		54,373

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Automobiles: 0.22%

Ford Motor Company	7,541	$57,689

General Motors Company	2,533	84,729

Harley-Davidson Incorporated	313	10,680

		153,098

Distributors: 0.06%

Genuine Parts Company	283	27,174

LKQ Corporation †	613	14,546

		41,720

Diversified Consumer Services: 0.01%

H&R Block Incorporated	396	10,047

Hotels, Restaurants & Leisure: 1.09%

Carnival Corporation	772	38,060

Chipotle Mexican Grill Incorporated †	47	20,294

Darden Restaurants Incorporated	240	23,966

Hilton Worldwide Holdings Incorporated	572	41,070

Marriott International Incorporated Class A	546	59,274

McDonald’s Corporation	1,488	264,224

MGM Resorts International	966	23,435

Norwegian Cruise Line Holdings Limited †	424	17,973

Royal Caribbean Cruises Limited	330	32,271

Starbucks Corporation	2,394	154,174

Wynn Resorts Limited	188	18,595

Yum! Brands Incorporated	602	55,336

		748,672

Household Durables: 0.18%

D.R. Horton Incorporated	660	22,876

Garmin Limited	232	14,690

Leggett & Platt Incorporated	252	9,032

Lennar Corporation Class A	564	22,081

Mohawk Industries Incorporated †	121	14,152

Newell Rubbermaid Incorporated	829	15,411

Pulte Group Incorporated	498	12,943

Whirlpool Corporation	122	13,038

		124,223

Internet & Direct Marketing Retail: 2.06%

Amazon.com Incorporated †	792	1,189,560

Booking Holdings Incorporated †	89	153,295

eBay Incorporated †	1,746	49,010

Expedia Group Incorporated	228	25,684

		1,417,549

Leisure Products: 0.03%

Hasbro Incorporated	224	18,200

Mattel Incorporated †	666	6,653

		24,853

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	13

Security name	Shares	Value

Multiline Retail: 0.31%

Dollar General Corporation	507	$54,797

Dollar Tree Incorporated †	459	41,457

Kohl’s Corporation	318	21,096

Macy’s Incorporated	593	17,660

Nordstrom Incorporated	219	10,208

Target Corporation	1,007	66,553

		211,771

Specialty Retail: 1.37%

Advance Auto Parts Incorporated	141	22,202

AutoZone Incorporated †	49	41,079

Best Buy Company Incorporated	452	23,938

CarMax Incorporated †	337	21,140

Foot Locker Incorporated	221	11,757

L Brands Incorporated	441	11,320

Lowe’s Companies Incorporated	1,549	143,066

O’Reilly Automotive Incorporated †	154	53,027

Ross Stores Incorporated	721	59,987

The Gap Incorporated	411	10,587

The Home Depot Incorporated	2,180	374,568

The TJX Companies Incorporated	2,388	106,839

Tiffany & Company	209	16,827

Tractor Supply Company	235	19,608

ULTA Beauty Incorporated †	108	26,443

		942,388

Textiles, Apparel & Luxury Goods: 0.44%

HanesBrands Incorporated	695	8,708

Michael Kors Holdings Limited †	289	10,959

Nike Incorporated Class B	2,457	182,162

PVH Corporation	146	13,571

Ralph Lauren Corporation	105	10,863

Tapestry Incorporated	559	18,866

Under Armour Incorporated Class A †	362	6,397

Under Armour Incorporated Class C †	371	5,999

VF Corporation	628	44,802

		302,327

Consumer Staples: 4.37%

Beverages: 1.13%

Brown-Forman Corporation Class B	320	15,226

Constellation Brands Incorporated Class A	320	51,462

Molson Coors Brewing Company Class B	361	20,274

Monster Beverage Corporation †	768	37,801

PepsiCo Incorporated	2,724	300,948

The Coca-Cola Company	7,393	350,059

		775,770

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Food & Staples Retailing: 0.92%

Costco Wholesale Corporation	845	$172,135

Sysco Corporation	923	57,835

The Kroger Company	1,539	42,323

Wal-Mart Stores Incorporated	2,747	255,883

Walgreens Boots Alliance Incorporated	1,551	105,980

		634,156

Food Products: 0.68%

Archer Daniels Midland Company	1,081	44,289

Campbell Soup Company	371	12,239

ConAgra Foods Incorporated	937	20,014

General Mills Incorporated	1,150	44,781

Hormel Foods Corporation	526	22,450

Kellogg Company	488	27,821

Lamb Weston Holdings Incorporated	282	20,744

McCormick & Company Incorporated	234	32,582

Mondelez International Incorporated Class A	2,806	112,324

The Hershey Company	270	28,939

The J.M. Smucker Company	219	20,474

The Kraft Heinz Company	1,200	51,648

Tyson Foods Incorporated Class A	569	30,385

		468,690

Household Products: 1.00%

Church & Dwight Company Incorporated	475	31,236

Colgate-Palmolive Company	1,674	99,636

Kimberly-Clark Corporation	668	76,112

The Clorox Company	246	37,918

The Procter & Gamble Company	4,808	441,951

		686,853

Personal Products: 0.09%

Coty Incorporated Class A	869	5,701

The Estee Lauder Companies Incorporated Class A	423	55,032

		60,733

Tobacco: 0.55%

Altria Group Incorporated	3,626	179,088

Philip Morris International Incorporated	3,000	200,280

		379,368

Energy: 3.13%

Energy Equipment & Services: 0.30%

Baker Hughes Incorporated	990	21,285

Halliburton Company	1,690	44,920

Helmerich & Payne Incorporated	210	10,067

National Oilwell Varco Incorporated	740	19,018

Schlumberger Limited	2,672	96,406

TechnipFMC plc	821	16,075

		207,771

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	15

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 2.83%

Anadarko Petroleum Corporation	973	$42,656

Apache Corporation	731	19,189

Cabot Oil & Gas Corporation	832	18,595

Chevron Corporation	3,687	401,109

Cimarex Energy Company	184	11,344

Concho Resources Incorporated †	386	39,677

ConocoPhillips	2,221	138,479

Devon Energy Corporation	904	20,376

Diamondback Energy Incorporated	297	27,532

EOG Resources Incorporated	1,119	97,588

Exxon Mobil Corporation	8,171	557,180

Hess Corporation	480	19,440

HollyFrontier Corporation	307	15,694

Kinder Morgan Incorporated	3,663	56,337

Marathon Oil Corporation	1,604	23,001

Marathon Petroleum Corporation	1,333	78,660

Newfield Exploration Company †	386	5,659

Noble Energy Incorporated	926	17,372

Occidental Petroleum Corporation	1,456	89,369

ONEOK Incorporated	793	42,782

Phillips 66 Company	819	70,557

Pioneer Natural Resources Company	328	43,139

The Williams Companies Incorporated	2,336	51,509

Valero Energy Corporation	819	61,400

		1,948,644

Financials: 7.88%

Banks: 3.34%

Bank of America Corporation	17,616	434,058

BB&T Corporation	1,486	64,374

Citigroup Incorporated	4,713	245,359

Citizens Financial Group Incorporated	903	26,846

Comerica Incorporated	311	21,363

Fifth Third Bancorp	1,265	29,765

First Republic Bank	315	27,376

Huntington Bancshares Incorporated	2,049	24,424

JPMorgan Chase & Company	6,418	626,525

KeyCorp	1,996	29,501

M&T Bank Corporation	271	38,788

People’s United Financial Incorporated	728	10,505

PNC Financial Services Group Incorporated	890	104,050

Regions Financial Corporation	1,995	26,693

SunTrust Banks Incorporated	866	43,681

SVB Financial Group †	102	19,372

US Bancorp	2,932	133,992

Wells Fargo & Company (l)	8,176	376,750

Zions Bancorporation	371	15,115

		2,298,537

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Capital Markets: 1.62%

Affiliated Managers Group Incorporated	101	$9,841

Ameriprise Financial Incorporated	269	28,076

Bank of New York Mellon Corporation	1,756	82,655

BlackRock Incorporated	233	91,527

CBOE Holdings Incorporated	216	21,131

CME Group Incorporated	690	129,803

E*TRADE Financial Corporation	490	21,501

Franklin Resources Incorporated	574	17,025

Intercontinental Exchange Incorporated	1,099	82,788

Invesco Limited	793	13,275

Moody’s Corporation	321	44,953

Morgan Stanley	2,523	100,037

MSCI Incorporated	170	25,063

Northern Trust Corporation	426	35,609

Raymond James Financial Incorporated	249	18,528

S&P Global Incorporated	484	82,251

State Street Corporation	731	46,104

T. Rowe Price Group Incorporated	464	42,836

The Charles Schwab Corporation	2,319	96,308

The Goldman Sachs Group Incorporated	667	111,422

The NASDAQ OMX Group Incorporated	221	18,027

		1,118,760

Consumer Finance: 0.39%

American Express Company	1,351	128,777

Capital One Financial Corporation	914	69,089

Discover Financial Services	648	38,219

Synchrony Financial	1,275	29,912

		265,997

Diversified Financial Services: 1.13%

Berkshire Hathaway Incorporated Class B †	3,755	766,696

Jefferies Financial Group Incorporated	542	9,409

		776,105

Insurance: 1.40%

AFLAC Incorporated	1,468	66,882

American International Group Incorporated	1,707	67,273

Aon plc	464	67,447

Arthur J. Gallagher & Company	354	26,090

Assurant Incorporated	100	8,944

Brighthouse Financial Incorporated †	228	6,949

Chubb Limited	888	114,712

Cincinnati Financial Corporation	292	22,607

Everest Reinsurance Group Limited	78	16,985

Lincoln National Corporation	411	21,088

Loews Corporation	534	24,308

Marsh & McLennan Companies Incorporated	971	77,437

MetLife Incorporated	1,904	78,178

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	17

Security name	Shares	Value

Insurance (continued)

Principal Financial Group Incorporated	507	$22,394

Prudential Financial Incorporated	796	64,914

The Allstate Corporation	664	54,866

The Hartford Financial Services Group Incorporated	692	30,759

The Progressive Corporation	1,125	67,871

The Travelers Companies Incorporated	510	61,073

Torchmark Corporation	197	14,682

UnumProvident Corporation	421	12,369

Willis Towers Watson plc	251	38,117

		965,945

Health Care: 9.16%

Biotechnology: 1.55%

AbbVie Incorporated	2,903	267,628

Alexion Pharmaceuticals Incorporated †	431	41,962

Amgen Incorporated	1,229	239,249

Biogen Incorporated †	388	116,757

Celgene Corporation †	1,349	86,457

Gilead Sciences Incorporated	2,496	156,125

Incyte Corporation †	341	21,684

Regeneron Pharmaceuticals Incorporated †	150	56,025

Vertex Pharmaceuticals Incorporated †	493	81,695

		1,067,582

Health Care Equipment & Supplies: 2.01%

Abbott Laboratories	3,390	245,199

ABIOMED Incorporated †	87	28,278

Align Technology Incorporated †	139	29,111

Baxter International Incorporated	955	62,858

Becton Dickinson & Company	517	116,490

Boston Scientific Corporation †	2,670	94,358

Danaher Corporation	1,190	122,713

Dentsply Sirona Incorporated	429	15,963

Edwards Lifesciences Corporation †	403	61,728

Hologic Incorporated †	519	21,331

IDEXX Laboratories Incorporated †	166	30,879

Intuitive Surgical Incorporated †	220	105,362

Medtronic plc	2,591	235,677

ResMed Incorporated	275	31,314

Stryker Corporation	599	93,893

The Cooper Companies Incorporated	94	23,923

Varian Medical Systems Incorporated †	176	19,943

Zimmer Biomet Holdings Incorporated	393	40,762

		1,379,782

Health Care Providers & Services: 1.88%

AmerisourceBergen Corporation	302	22,469

Anthem Incorporated	498	130,790

Cardinal Health Incorporated	574	25,600

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Health Care Providers & Services (continued)

Centene Corporation †	396	$45,659

Cigna Corporation	735	139,628

CVS Health Corporation	2,495	163,472

DaVita HealthCare Partners Incorporated †	243	12,505

HCA Holdings Incorporated	517	64,341

Henry Schein Incorporated †	294	23,085

Humana Incorporated	264	75,631

Laboratory Corporation of America Holdings †	194	24,514

McKesson Corporation	377	41,647

Quest Diagnostics Incorporated	262	21,817

UnitedHealth Group Incorporated	1,857	462,616

Universal Health Services Incorporated Class B	164	19,116

WellCare Health Plans Incorporated †	96	22,665

		1,295,555

Health Care Technology: 0.05%

Cerner Corporation †	636	33,352

Life Sciences Tools & Services: 0.59%

Agilent Technologies Incorporated	614	41,420

Illumina Incorporated †	283	84,880

IQVIA Holdings Incorporated †	305	35,432

Mettler-Toledo International Incorporated †	48	27,148

PerkinElmer Incorporated	214	16,810

Thermo Fisher Scientific Incorporated	776	173,661

Waters Corporation †	146	27,543

		406,894

Pharmaceuticals: 3.08%

Allergan plc	611	81,666

Bristol-Myers Squibb Company	3,149	163,685

Eli Lilly & Company	1,819	210,495

Johnson & Johnson	5,176	667,963

Merck & Company Incorporated	5,018	383,425

Mylan NV †	994	27,236

Nektar Therapeutics †	334	10,979

Perrigo Company plc	241	9,339

Pfizer Incorporated	11,156	486,959

Zoetis Incorporated	927	79,293

		2,121,040

Industrials: 5.42%

Aerospace & Defense: 1.47%

Arconic Incorporated	830	13,994

General Dynamics Corporation	537	84,422

Harris Corporation	226	30,431

Huntington Ingalls Industries Incorporated	83	15,796

L-3 Technologies Incorporated	152	26,396

Lockheed Martin Corporation	477	124,898

Northrop Grumman Corporation	335	82,042

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	19

Security name	Shares	Value

Aerospace & Defense (continued)

Raytheon Company	549	$84,189

Textron Incorporated	468	21,523

The Boeing Company	1,019	328,628

TransDigm Group Incorporated †	93	31,626

United Technologies Corporation	1,566	166,748

		1,010,693

Air Freight & Logistics: 0.36%

C.H. Robinson Worldwide Incorporated	265	22,284

Expeditors International of Washington Incorporated	333	22,674

FedEx Corporation	467	75,341

United Parcel Service Incorporated Class B	1,341	130,788

		251,087

Airlines: 0.27%

Alaska Air Group Incorporated	238	14,482

American Airlines Group Incorporated	790	25,367

Delta Air Lines Incorporated	1,204	60,080

Southwest Airlines Company	976	45,364

United Continental Holdings Incorporated †	442	37,009

		182,302

Building Products: 0.16%

A.O. Smith Corporation	277	11,828

Allegion plc	183	14,587

Fortune Brands Home & Security Incorporated	273	10,371

Johnson Controls International plc	1,783	52,866

Masco Corporation	589	17,222

		106,874

Commercial Services & Supplies: 0.23%

Cintas Corporation	167	28,054

Copart Incorporated †	397	18,969

Republic Services Incorporated	419	30,206

Rollins Incorporated	284	10,252

Waste Management Incorporated	757	67,365

		154,846

Construction & Engineering: 0.04%

Fluor Corporation	271	8,726

Jacobs Engineering Group Incorporated	230	13,446

Quanta Services Incorporated	281	8,458

		30,630

Electrical Equipment: 0.28%

AMETEK Incorporated	448	30,330

Eaton Corporation plc	836	57,400

Emerson Electric Company	1,208	72,178

Rockwell Automation Incorporated	232	34,911

		194,819

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Industrial Conglomerates: 0.85%

3M Company	1,123	$213,976

General Electric Company	16,787	127,078

Honeywell International Incorporated	1,428	188,667

Roper Industries Incorporated	199	53,037

		582,758

Machinery: 0.90%

Caterpillar Incorporated	1,138	144,606

Cummins Incorporated	285	38,087

Deere & Company	621	92,635

Dover Corporation	282	20,008

Fortive Corporation	567	38,363

Illinois Tool Works Incorporated	588	74,494

Ingersoll-Rand plc	474	43,243

Paccar Incorporated	674	38,512

Parker-Hannifin Corporation	255	38,031

Pentair plc	307	11,598

Snap-on Incorporated	107	15,546

Stanley Black & Decker Incorporated	291	34,844

The Flowserve Corporation	252	9,581

Xylem Incorporated	347	23,152

		622,700

Professional Services: 0.17%

Equifax Incorporated	232	21,606

IHS Markit Limited †	691	33,147

Nielsen Holdings plc	684	15,958

Robert Half International Incorporated	234	13,385

Verisk Analytics Incorporated †	317	34,566

		118,662

Road & Rail: 0.59%

CSX Corporation	1,547	96,115

J.B. Hunt Transport Services Incorporated	168	15,631

Kansas City Southern	196	18,708

Norfolk Southern Corporation	526	78,658

Union Pacific Corporation	1,422	196,563

		405,675

Trading Companies & Distributors: 0.10%

Fastenal Company	554	28,969

United Rentals Incorporated †	156	15,995

W.W. Grainger Incorporated	88	24,848

		69,812

Information Technology: 11.86%

Communications Equipment: 0.68%

Arista Networks Incorporated †	100	21,070

Cisco Systems Incorporated	8,677	375,974

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	21

Security name	Shares	Value

Communications Equipment (continued)

F5 Networks Incorporated †	116	$18,795

Juniper Networks Incorporated	666	17,922

Motorola Solutions Incorporated	315	36,238

		469,999

Electronic Equipment, Instruments & Components: 0.27%

Amphenol Corporation Class A	581	47,073

Corning Incorporated	1,544	46,644

FLIR Systems Incorporated	267	11,625

IPG Photonics Corporation †	69	7,817

Keysight Technologies Incorporated †	361	22,411

TE Connectivity Limited	662	50,067

		185,637

IT Services: 2.82%

Accenture plc Class A	1,230	173,442

Akamai Technologies Incorporated †	314	19,179

Alliance Data Systems Corporation	90	13,507

Automatic Data Processing Incorporated	844	110,665

Broadridge Financial Solutions Incorporated	224	21,560

Cognizant Technology Solutions Corporation Class A	1,117	70,907

DXC Technology Company	540	28,712

Fidelity National Information Services Incorporated	632	64,812

Fiserv Incorporated †	768	56,440

FleetCor Technologies Incorporated †	171	31,758

Gartner Incorporated †	175	22,372

Global Payments Incorporated	305	31,455

International Business Machines Corporation	1,753	199,264

Jack Henry & Associates Incorporated	149	18,851

MasterCard Incorporated Class A	1,753	330,703

Paychex Incorporated	617	40,198

PayPal Holdings Incorporated †	2,274	191,221

The Western Union Company	854	14,569

Total System Services Incorporated	323	26,257

VeriSign Incorporated †	205	30,399

Visa Incorporated Class A	3,391	447,409

		1,943,680

Semiconductors & Semiconductor Equipment: 2.20%

Advanced Micro Devices Incorporated †	1,697	31,327

Analog Devices Incorporated	713	61,197

Applied Materials Incorporated	1,897	62,108

Broadcom Incorporated	797	202,661

Intel Corporation	8,808	413,359

KLA-Tencor Corporation	295	26,400

Lam Research Corporation	299	40,715

Maxim Integrated Products Incorporated	535	27,205

Microchip Technology Incorporated	456	32,796

Micron Technology Incorporated †	2,162	68,600

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

NVIDIA Corporation	1,176	$156,996

Qorvo Incorporated †	241	14,636

QUALCOMM Incorporated	2,339	133,112

Skyworks Solutions Incorporated	343	22,988

Texas Instruments Incorporated	1,854	175,203

Xilinx Incorporated	488	41,563

		1,510,866

Software: 3.64%

Adobe Systems Incorporated †	942	213,118

Ansys Incorporated †	161	23,013

Autodesk Incorporated †	422	54,273

Cadence Design Systems Incorporated †	544	23,653

Citrix Systems Incorporated	247	25,308

Fortinet Incorporated †	279	19,650

Intuit Incorporated	500	98,425

Microsoft Corporation	14,916	1,515,018

Oracle Corporation	4,918	222,048

Red Hat Incorporated †	341	59,893

Salesforce.com Incorporated †	1,476	202,168

Symantec Corporation	1,233	23,298

Synopsys Incorporated †	288	24,261

		2,504,126

Technology Hardware, Storage & Peripherals: 2.25%

Apple Incorporated	8,700	1,372,338

Hewlett Packard Enterprise Company	2,746	36,275

HP Incorporated	3,053	62,464

NetApp Incorporated	486	29,000

Seagate Technology plc	502	19,372

Western Digital Corporation	558	20,629

Xerox Corporation	399	7,884

		1,547,962

Materials: 1.61%

Chemicals: 1.23%

Air Products & Chemicals Incorporated	423	67,701

Albemarle Corporation	204	15,722

Celanese Corporation Series A	258	23,212

CF Industries Holdings Incorporated	445	19,362

DowDuPont Incorporated	4,428	236,809

Eastman Chemical Company	270	19,740

Ecolab Incorporated	490	72,202

FMC Corporation	260	19,230

International Flavors & Fragrances Incorporated	195	26,183

Linde plc	1,063	165,871

LyondellBasell Industries NV Class A	606	50,395

PPG Industries Incorporated	463	47,332

The Mosaic Company	684	19,980

The Sherwin-Williams Company	159	62,560

		846,299

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	23

Security name	Shares	Value

Construction Materials: 0.07%

Martin Marietta Materials Incorporated	120	$20,624

Vulcan Materials Company	255	25,194

		45,818

Containers & Packaging: 0.17%

Avery Dennison Corporation	167	15,002

Ball Corporation	654	30,071

International Paper Company	781	31,521

Packaging Corporation of America	182	15,190

Sealed Air Corporation	302	10,522

WestRock Company	489	18,465

		120,771

Metals & Mining: 0.14%

Freeport-McMoRan Incorporated	2,796	28,827

Newmont Mining Corporation	1,028	35,620

Nucor Corporation	605	31,345

		95,792

Real Estate: 1.74%

Equity REITs: 1.71%

Alexandria Real Estate Equities Incorporated	207	23,855

American Tower Corporation	850	134,462

Apartment Investment & Management Company Class A	300	13,164

AvalonBay Communities Incorporated	266	46,297

Boston Properties Incorporated	297	33,427

Crown Castle International Corporation	800	86,904

Digital Realty Trust Incorporated	397	42,300

Duke Realty Corporation	691	17,897

Equinix Incorporated	155	54,647

Equity Residential	710	46,867

Essex Property Trust Incorporated	127	31,142

Extra Space Storage Incorporated	244	22,077

Federal Realty Investment Trust	143	16,880

HCP Incorporated	921	25,724

Host Hotels & Resorts Incorporated	1,432	23,871

Iron Mountain Incorporated	552	17,890

Kimco Realty Corporation	813	11,910

Mid-America Apartment Communities Incorporated	219	20,958

Prologis Incorporated	1,215	71,345

Public Storage Incorporated	289	58,496

Realty Income Corporation	569	35,870

Regency Centers Corporation	326	19,130

SBA Communications Corporation †	218	35,292

Simon Property Group Incorporated	596	100,122

SL Green Realty Corporation	164	12,969

The Macerich Company	204	8,829

UDR Incorporated	532	21,078

Ventas Incorporated	687	40,251

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Equity REITs (continued)

Vornado Realty Trust	334	$20,718

Welltower Incorporated	725	50,322

Weyerhaeuser Company	1,445	31,588

		1,176,282

Real Estate Management & Development: 0.03%

CBRE Group Incorporated Class A †	611	24,464

Utilities: 1.99%

Electric Utilities: 1.22%

Alliant Energy Corporation	455	19,224

American Electric Power Company Incorporated	951	71,078

Duke Energy Corporation	1,376	118,749

Edison International	629	35,708

Entergy Corporation	349	30,038

Evergy Incorporated	508	28,839

Eversource Energy	611	39,739

Exelon Corporation	1,866	84,157

FirstEnergy Corporation	937	35,184

NextEra Energy Incorporated	922	160,262

PG&E Corporation †	1,001	23,774

Pinnacle West Capital Corporation	216	18,403

PPL Corporation	1,390	39,379

The Southern Company	1,985	87,181

Xcel Energy Incorporated	991	48,826

		840,541

Independent Power & Renewable Electricity Producers: 0.06%

AES Corporation	1,277	18,465

NRG Energy Incorporated	559	22,136

		40,601

Multi-Utilities: 0.66%

Ameren Corporation	471	30,723

CenterPoint Energy Incorporated	967	27,298

CMS Energy Corporation	547	27,159

Consolidated Edison Incorporated	600	45,876

Dominion Energy Incorporated	1,450	103,617

DTE Energy Company	351	38,715

NiSource Incorporated	700	17,745

Public Service Enterprise Group Incorporated	975	50,749

SCANA Corporation	271	12,948

Sempra Energy	528	57,124

WEC Energy Group Incorporated	608	42,110

		454,064

Water Utilities: 0.05%

American Water Works Company Incorporated	348	31,588

Total Common Stocks (Cost $23,208,663)		40,597,225

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	25

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 39.17%

U.S. Treasury Bond	2.13%	9-30-2024	$118,000	$115,315

U.S. Treasury Bond	2.13	11-30-2024	119,000	116,161

U.S. Treasury Bond	2.25	8-15-2046	165,000	141,285

U.S. Treasury Bond	2.50	2-15-2045	182,000	165,247

U.S. Treasury Bond	2.50	2-15-2046	164,000	148,338

U.S. Treasury Bond	2.50	5-15-2046	163,000	147,274

U.S. Treasury Bond	2.75	8-15-2042	126,000	120,829

U.S. Treasury Bond	2.75	11-15-2042	126,000	120,688

U.S. Treasury Bond	2.75	8-15-2047	160,000	151,804

U.S. Treasury Bond	2.75	11-15-2047	161,000	152,612

U.S. Treasury Bond	2.88	5-15-2028	270,000	274,342

U.S. Treasury Bond	2.88	5-15-2043	182,000	177,989

U.S. Treasury Bond	2.88	8-15-2045	174,000	169,783

U.S. Treasury Bond	2.88	11-15-2046	163,000	158,772

U.S. Treasury Bond	3.00	5-15-2042	84,000	84,237

U.S. Treasury Bond	3.00	11-15-2044	178,000	178,051

U.S. Treasury Bond	3.00	5-15-2045	183,000	182,981

U.S. Treasury Bond	3.00	11-15-2045	175,000	174,954

U.S. Treasury Bond	3.00	2-15-2047	164,000	163,830

U.S. Treasury Bond	3.00	5-15-2047	162,000	161,590

U.S. Treasury Bond	3.00	2-15-2048	174,000	173,371

U.S. Treasury Bond	3.00	8-15-2048	127,000	126,618

U.S. Treasury Bond	3.13	11-15-2041	66,000	67,689

U.S. Treasury Bond	3.13	2-15-2042	87,000	89,211

U.S. Treasury Bond	3.13	2-15-2043	129,000	131,816

U.S. Treasury Bond	3.13	8-15-2044	181,000	185,100

U.S. Treasury Bond	3.13	5-15-2048	175,000	178,630

U.S. Treasury Bond	3.38	5-15-2044	187,000	199,521

U.S. Treasury Bond	3.50	2-15-2039	61,000	66,812

U.S. Treasury Bond	3.63	8-15-2043	156,000	172,976

U.S. Treasury Bond	3.63	2-15-2044	218,000	241,905

U.S. Treasury Bond	3.75	8-15-2041	68,000	76,836

U.S. Treasury Bond	3.75	11-15-2043	187,000	211,563

U.S. Treasury Bond	3.88	8-15-2040	71,000	81,654

U.S. Treasury Bond	4.25	5-15-2039	57,000	68,855

U.S. Treasury Bond	4.25	11-15-2040	74,000	89,559

U.S. Treasury Bond	4.38	2-15-2038	32,000	39,244

U.S. Treasury Bond	4.38	11-15-2039	57,000	69,981

U.S. Treasury Bond	4.38	5-15-2040	83,000	102,037

U.S. Treasury Bond	4.38	5-15-2041	65,000	80,124

U.S. Treasury Bond	4.50	2-15-2036	70,000	86,354

U.S. Treasury Bond	4.50	5-15-2038	36,000	44,864

U.S. Treasury Bond	4.50	8-15-2039	59,000	73,624

U.S. Treasury Bond	4.63	2-15-2040	102,000	129,452

U.S. Treasury Bond	4.75	2-15-2037	24,000	30,618

U.S. Treasury Bond	4.75	2-15-2041	88,000	113,887

U.S. Treasury Bond	5.00	5-15-2037	29,000	38,101

U.S. Treasury Bond	5.25	11-15-2028	45,000	54,843

U.S. Treasury Bond	5.25	2-15-2029	33,000	40,360

U.S. Treasury Bond	5.38	2-15-2031	70,000	88,975

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Bond	5.50%	8-15-2028	$35,000	$43,266

U.S. Treasury Bond	6.13	11-15-2027	49,000	62,298

U.S. Treasury Bond	6.13	8-15-2029	25,000	32,810

U.S. Treasury Bond	6.25	5-15-2030	45,000	60,381

U.S. Treasury Bond	6.38	8-15-2027	21,000	27,002

U.S. Treasury Bond	6.88	8-15-2025	21,000	26,454

U.S. Treasury Note	2.88	9-30-2023	148,000	150,399

U.S. Treasury Note	1.13	2-28-2021	142,000	137,874

U.S. Treasury Note	1.13	6-30-2021	142,000	137,414

U.S. Treasury Note	1.13	7-31-2021	153,000	147,811

U.S. Treasury Note	1.13	8-31-2021	153,000	147,664

U.S. Treasury Note	1.13	9-30-2021	152,000	146,588

U.S. Treasury Note	1.25	3-31-2021	145,000	141,122

U.S. Treasury Note	1.25	10-31-2021	151,000	145,951

U.S. Treasury Note	1.25	7-31-2023	125,000	118,216

U.S. Treasury Note	1.38	5-31-2020	106,000	104,283

U.S. Treasury Note	1.38	8-31-2020	146,000	143,228

U.S. Treasury Note	1.38	9-15-2020	102,000	100,058

U.S. Treasury Note	1.38	9-30-2020	147,000	144,091

U.S. Treasury Note	1.38	10-31-2020	232,000	227,250

U.S. Treasury Note	1.38	1-31-2021	147,000	143,600

U.S. Treasury Note	1.38	4-30-2021	144,000	140,420

U.S. Treasury Note	1.38	5-31-2021	144,000	140,276

U.S. Treasury Note	1.38	6-30-2023	126,000	119,965

U.S. Treasury Note	1.38	8-31-2023	124,000	117,869

U.S. Treasury Note	1.38	9-30-2023	90,000	85,444

U.S. Treasury Note	1.50	5-31-2020	148,000	145,817

U.S. Treasury Note	1.50	6-15-2020	107,000	105,437

U.S. Treasury Note	1.50	7-15-2020	107,000	105,314

U.S. Treasury Note	1.50	8-15-2020	107,000	105,237

U.S. Treasury Note	1.50	1-31-2022	128,000	124,341

U.S. Treasury Note	1.50	2-28-2023	126,000	121,057

U.S. Treasury Note	1.50	3-31-2023	126,000	120,953

U.S. Treasury Note	1.50	8-15-2026	102,000	94,158

U.S. Treasury Note	1.63	6-30-2020	148,000	145,988

U.S. Treasury Note	1.63	7-31-2020	148,000	145,887

U.S. Treasury Note	1.63	10-15-2020	102,000	100,395

U.S. Treasury Note	1.63	11-30-2020	155,000	152,416

U.S. Treasury Note	1.63	8-15-2022	117,000	113,514

U.S. Treasury Note	1.63	8-31-2022	151,000	146,472

U.S. Treasury Note	1.63	11-15-2022	150,000	145,218

U.S. Treasury Note	1.63	4-30-2023	128,000	123,427

U.S. Treasury Note	1.63	5-31-2023	128,000	123,315

U.S. Treasury Note	1.63	10-31-2023	90,000	86,378

U.S. Treasury Note	1.63	2-15-2026	102,000	95,533

U.S. Treasury Note	1.63	5-15-2026	105,000	98,111

U.S. Treasury Note	1.75	10-31-2020	148,000	145,953

U.S. Treasury Note	1.75	11-15-2020	102,000	100,556

U.S. Treasury Note	1.75	12-31-2020	148,000	145,859

U.S. Treasury Note	1.75	11-30-2021	134,000	131,291

U.S. Treasury Note	1.75	2-28-2022	129,000	126,185

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	27

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	1.75%	3-31-2022	$128,000	$125,127

U.S. Treasury Note	1.75	4-30-2022	126,000	123,080

U.S. Treasury Note	1.75	5-15-2022	111,000	108,393

U.S. Treasury Note	1.75	5-31-2022	149,000	145,460

U.S. Treasury Note	1.75	6-30-2022	149,000	145,391

U.S. Treasury Note	1.75	9-30-2022	144,000	140,201

U.S. Treasury Note	1.75	1-31-2023	129,000	125,271

U.S. Treasury Note	1.75	5-15-2023	226,000	218,992

U.S. Treasury Note	1.88	6-30-2020	86,000	85,140

U.S. Treasury Note	1.88	12-15-2020	100,000	98,789

U.S. Treasury Note	1.88	11-30-2021	128,000	125,893

U.S. Treasury Note	1.88	1-31-2022	157,000	154,198

U.S. Treasury Note	1.88	2-28-2022	153,000	150,217

U.S. Treasury Note	1.88	3-31-2022	153,000	150,128

U.S. Treasury Note	1.88	4-30-2022	153,000	150,069

U.S. Treasury Note	1.88	5-31-2022	128,000	125,479

U.S. Treasury Note	1.88	7-31-2022	149,000	145,910

U.S. Treasury Note	1.88	8-31-2022	142,000	138,962

U.S. Treasury Note	1.88	9-30-2022	144,000	140,870

U.S. Treasury Note	1.88	10-31-2022	143,000	139,809

U.S. Treasury Note	1.88	8-31-2024	125,000	120,635

U.S. Treasury Note	2.00	7-31-2020	101,000	100,158

U.S. Treasury Note	2.00	9-30-2020	106,000	105,045

U.S. Treasury Note	2.00	11-30-2020	122,000	120,848

U.S. Treasury Note	2.00	1-15-2021	100,000	98,972

U.S. Treasury Note	2.00	2-28-2021	105,000	103,889

U.S. Treasury Note	2.00	5-31-2021	146,000	144,357

U.S. Treasury Note	2.00	8-31-2021	127,000	125,408

U.S. Treasury Note	2.00	10-31-2021	126,000	124,371

U.S. Treasury Note	2.00	11-15-2021	178,000	175,687

U.S. Treasury Note	2.00	12-31-2021	155,000	152,875

U.S. Treasury Note	2.00	2-15-2022	133,000	131,126

U.S. Treasury Note	2.00	7-31-2022	144,000	141,627

U.S. Treasury Note	2.00	10-31-2022	143,000	140,468

U.S. Treasury Note	2.00	11-30-2022	129,000	126,656

U.S. Treasury Note	2.00	2-15-2023	220,000	215,719

U.S. Treasury Note	2.00	4-30-2024	123,000	119,750

U.S. Treasury Note	2.00	5-31-2024	123,000	119,675

U.S. Treasury Note	2.00	6-30-2024	123,000	119,609

U.S. Treasury Note	2.00	2-15-2025	289,000	279,594

U.S. Treasury Note	2.00	8-15-2025	220,000	212,167

U.S. Treasury Note	2.00	11-15-2026	170,000	162,393

U.S. Treasury Note	2.13	8-31-2020	138,000	137,067

U.S. Treasury Note	2.13	1-31-2021	132,000	130,958

U.S. Treasury Note	2.13	6-30-2021	142,000	140,803

U.S. Treasury Note	2.13	8-15-2021	178,000	176,358

U.S. Treasury Note	2.13	9-30-2021	128,000	126,773

U.S. Treasury Note	2.13	12-31-2021	126,000	124,755

U.S. Treasury Note	2.13	6-30-2022	126,000	124,504

U.S. Treasury Note	2.13	12-31-2022	129,000	127,186

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	2.13%	11-30-2023	$110,000	$108,008

U.S. Treasury Note	2.13	2-29-2024	128,000	125,539

U.S. Treasury Note	2.13	3-31-2024	127,000	124,491

U.S. Treasury Note	2.13	7-31-2024	123,000	120,327

U.S. Treasury Note	2.13	5-15-2025	234,000	227,767

U.S. Treasury Note	2.25	2-15-2021	109,000	108,387

U.S. Treasury Note	2.25	3-31-2021	135,000	134,279

U.S. Treasury Note	2.25	4-30-2021	142,000	141,310

U.S. Treasury Note	2.25	7-31-2021	120,000	119,319

U.S. Treasury Note	2.25	12-31-2023	127,000	125,384

U.S. Treasury Note	2.25	1-31-2024	127,000	125,341

U.S. Treasury Note	2.25	10-31-2024	121,000	118,990

U.S. Treasury Note	2.25	11-15-2024	290,000	285,028

U.S. Treasury Note	2.25	12-31-2024	118,000	115,948

U.S. Treasury Note	2.25	11-15-2025	219,000	214,263

U.S. Treasury Note	2.25	2-15-2027	196,000	190,461

U.S. Treasury Note	2.25	8-15-2027	101,000	97,819

U.S. Treasury Note	2.25	11-15-2027	99,000	95,705

U.S. Treasury Note	2.38	12-31-2020	123,000	122,700

U.S. Treasury Note	2.38	1-31-2023	144,000	143,342

U.S. Treasury Note	2.38	8-15-2024	289,000	286,357

U.S. Treasury Note	2.38	5-15-2027	283,000	277,283

U.S. Treasury Note	2.50	8-15-2023	190,000	189,937

U.S. Treasury Note	2.50	5-15-2024	281,000	280,481

U.S. Treasury Note	2.50	1-31-2025	116,000	115,563

U.S. Treasury Note	2.63	8-15-2020	142,000	142,184

U.S. Treasury Note	2.63	11-15-2020	230,000	230,382

U.S. Treasury Note	2.63	2-28-2023	146,000	146,746

U.S. Treasury Note	2.63	6-30-2023	139,000	139,721

U.S. Treasury Note	2.63	3-31-2025	114,000	114,361

U.S. Treasury Note	2.75	5-31-2023	141,000	142,537

U.S. Treasury Note	2.75	7-31-2023	142,000	143,512

U.S. Treasury Note	2.75	8-31-2023	145,000	146,622

U.S. Treasury Note	2.75	11-15-2023	251,000	253,731

U.S. Treasury Note	2.75	2-15-2024	217,000	219,311

U.S. Treasury Note	2.75	2-28-2025	121,000	122,244

U.S. Treasury Note	2.75	6-30-2025	119,000	120,234

U.S. Treasury Note	2.75	8-31-2025	122,000	123,235

U.S. Treasury Note	2.75	2-15-2028	189,000	190,116

U.S. Treasury Note	2.88	4-30-2025	114,000	116,003

U.S. Treasury Note	2.88	5-31-2025	117,000	119,046

U.S. Treasury Note	2.88	7-31-2025	118,000	120,104

U.S. Treasury Note	2.88	8-15-2028	190,000	193,073

U.S. Treasury Note	3.00	9-30-2025	121,000	124,153

U.S. Treasury Note	3.13	5-15-2021	155,000	157,275

U.S. Treasury Note	3.63	2-15-2021	199,000	203,562

U.S. Treasury Note	6.00	2-15-2026	42,000	51,265

U.S. Treasury Note	6.25	8-15-2023	35,000	40,654

U.S. Treasury Note	6.50	11-15-2026	28,000	35,701

U.S. Treasury Note	6.63	2-15-2027	18,000	23,253

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	29

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	6.75%	8-15-2026	$21,000	$27,011

U.S. Treasury Note	7.13	2-15-2023	24,000	28,297

U.S. Treasury Note	7.25	8-15-2022	24,000	27,915

U.S. Treasury Note	7.50	11-15-2024	22,000	27,882

U.S. Treasury Note	7.63	11-15-2022	12,000	14,250

U.S. Treasury Note	7.63	2-15-2025	20,000	25,687

U.S. Treasury Note	7.88	2-15-2021	15,000	16,648

U.S. Treasury Note	8.00	11-15-2021	48,000	55,255

U.S. Treasury Note	8.13	5-15-2021	17,000	19,170

U.S. Treasury Note	8.13	8-15-2021	15,000	17,126

U.S. Treasury Note	8.75	8-15-2020	27,000	29,620

Total U.S. Treasury Securities (Cost $27,199,748)				26,969,935

	Yield		Shares
Short-Term Investments: 2.35%

Investment Companies: 1.75%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.33		1,208,555	1,208,555

			Principal
U.S. Treasury Securities: 0.60%

U.S. Treasury Bill #(z)	2.02	1-17-2019	$411,000	410,603

Total Short-Term Investments (Cost $1,619,163)				1,619,158

Total investments in securities (Cost $52,027,574)	100.49%	69,186,318

Other assets and liabilities, net	(0.49)	(335,220)

Total net assets	100.00%	$68,851,098

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	59	3-15-2019	$7,620,335	$7,390,340	$0	$(229,995)

Short

10-Year U.S. Treasury Notes	(22)	3-20-2019	(2,665,927)	(2,684,344)	0	(18,417)

					$0	$(248,412)

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	9,538	96	1,458	8,176	$39,951	$(168,964)	$14,438	$376,750	0.55%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	17,598	431,661	449,259	0	(1)	0	518	0
Wells Fargo Government Money Market Fund Select Class	1,676,790	11,999,778	12,468,013	1,208,555	0	0	6,550	1,208,555	1.75

					$39,950	$(168,964)	$21,506	$1,585,305	2.30%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2018	Wells Fargo VT Index Asset Allocation Fund	31

Assets
Investments in unaffiliated securities, at value (cost $50,574,509)	$67,601,013
Investments in affiliated securities, at value (cost $1,453,065)	1,585,305
Receivable for daily variation margin on open futures contracts	58,524
Receivable for investments sold	57,653
Receivable for Fund shares sold	295
Receivable for dividends and interest	205,773
Receivable for securities lending income	3
Prepaid expenses and other assets	673

Total assets	69,509,239

Liabilities
Payable for investments purchased	473,110
Due to custodian bank	38,167
Payable for Fund shares redeemed	35,539
Management fee payable	33,763
Distribution fee payable	15,495
Payable for daily variation margin on open futures contracts	8,594
Administration fee payable	4,958
Trustees’ fees and expenses payable	2,560
Accrued expenses and other liabilities	45,955

Total liabilities	658,141

Total net assets	$68,851,098

NET ASSETS CONSIST OF
Paid-in capital	$48,555,622
Total distributable earnings	20,295,476

Total net assets	$68,851,098

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$68,851,098
Shares outstanding – Class 2[1]	3,737,741
Net asset value per share – Class 2	$18.42

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo VT Index Asset Allocation Fund	Statement of operations—year ended December 31, 2018

Investment income
Dividends	$882,025
Interest	599,771
Income from affiliated securities	21,078

Total investment income	1,502,874

Expenses
Management fee	465,723
Administration fee
Class 2	62,096
Distribution fee
Class 2	194,051
Custody and accounting fees	19,292
Professional fees	37,552
Shareholder report expenses	8,478
Trustees’ fees and expenses	21,114
Other fees and expenses	10,213

Total expenses	818,519
Less: Fee waivers and/or expense reimbursements	(42,314)

Net expenses	776,205

Net investment income	726,669

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	4,554,470
Affiliated securities	39,950
Futures contracts	320,582

Net realized gains on investments	4,915,002

Net change in unrealized gains (losses) on:
Unaffiliated securities	(7,152,478)
Affiliated securities	(168,964)
Futures contracts	(295,574)

Net change in unrealized gains (losses) on investments	(7,617,016)

Net realized and unrealized gains (losses) on investments	(2,702,014)

Net decrease in net assets resulting from operations	$(1,975,345)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Index Asset Allocation Fund	33

	Year ended December 31, 2018		Year ended December 31, 2017[1]

Operations
Net investment income		$726,669		$682,858
Net realized gains on investments		4,915,002		4,968,552
Net change in unrealized gains (losses) on investments		(7,617,016)		3,831,851

Net increase (decrease) in net assets resulting from operations		(1,975,345)		9,483,261

Distributions to shareholders from net investment income and net realized gains – Class 2		(5,678,021)		(4,058,456)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	94,068	1,894,966	146,463	2,893,484
Reinvestment of distributions – Class 2	288,313	5,678,021	207,706	4,058,456
Payment for shares redeemed – Class 2	(652,033)	(13,024,489)	(601,794)	(11,926,259)

Net decrease in net assets resulting from capital share transactions		(5,451,502)		(4,974,319)

Total increase (decrease) in net assets		(13,104,868)		450,486

Net assets
Beginning of period		81,955,966		81,505,480

End of period		$68,851,098		$81,955,966

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at December 31, 2017 was $77,063. The disaggregated distributions information for the year ended December 31, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo VT Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.45	$19.16	$18.47	$18.43	$15.85
Net investment income	0.20	0.17	0.17	0.18	0.27
Net realized and unrealized gains (losses) on investments	(0.70)	2.12	1.21	0.05	2.57

Total from investment operations	(0.50)	2.29	1.39	0.23	2.84
Distributions to shareholders from
Net investment income	(0.20)	(0.15)	(0.17)	(0.19)	(0.26)
Net realized gains	(1.33)	(0.85)	(0.53)	0.00	0.00

Total distributions to shareholders	(1.53)	(1.00)	(0.70)	(0.19)	(0.26)
Net asset value, end of period	$18.42	$20.45	$19.16	$18.47	$18.43
Total return[1]	(2.90)%	12.25%	7.67%	1.25%	18.06%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.16%	1.10%	1.10%	1.02%
Net expenses	1.00%	1.00%	1.00%	1.00%	0.99%
Net investment income	0.94%	0.86%	0.93%	0.95%	1.58%
Supplemental data
Portfolio turnover rate	10%	10%	15%	44%	3%
Net assets, end of period (000s omitted)	$68,851	$81,956	$81,505	$81,495	$92,146

[1]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	35

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to

36	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2018, the aggregate cost of all investments for federal income tax purposes was $53,237,409 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$17,717,464

Gross unrealized losses	(2,016,967)

Net unrealized gains	$15,700,497

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	37

highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$4,105,322	$0	$0	$4,105,322

Consumer discretionary	4,031,021	0	0	4,031,021

Consumer staples	3,005,570	0	0	3,005,570

Energy	2,156,415	0	0	2,156,415

Financials	5,425,344	0	0	5,425,344

Health care	6,304,205	0	0	6,304,205

Industrials	3,730,858	0	0	3,730,858

Information technology	8,162,270	0	0	8,162,270

Materials	1,108,680	0	0	1,108,680

Real estate	1,200,746	0	0	1,200,746

Utilities	1,366,794	0	0	1,366,794

U.S. Treasury securities	26,969,935	0	0	26,969,935

Short-term investments

Investment companies	1,208,555	0	0	1,208,555

U.S. Treasury securities	410,603	0	0	410,603

Total assets	$69,186,318	$0	$0	$69,186,318

Liabilities

Futures contracts	$248,412	$0	$0	$248,412

Total liabilities	$248,412	$0	$0	$248,412

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.43% as the

38	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

average daily net assets of the Fund increase. For the year ended December 31, 2018, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the

Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When Class 2 of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$5,776,824	$2,214,547	$10,576,674	$7,736,798

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2018, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $5,633,440 in long futures contracts and $3,549,715 in short futures contracts, respectively, during the year ended December 31, 2018.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	39

The fair value of derivative instruments as of December 31, 2018 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$0	*	Unrealized losses on futures contracts	$18,417	*

Equity risk	Unrealized gains on futures contracts	0	*	Unrealized losses on futures contracts	229,995	*

		$0			$248,412

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of December 31, 2018 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity contracts	$(24,660)	$(229,728)

Interest rate risk	345,242	(65,846)

	$320,582	$(295,574)

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	Year ended December 31

	2018	2017

Ordinary income	$788,369	$1,035,487

Long-term capital gain	4,889,652	3,022,969

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$61,197	$4,533,782	$15,700,497

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders from net investment income and net realized gains for the year ended December 31, 2017 were $608,003 and $3,450,453, respectively.

40	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo VT Index Asset Allocation Fund	41

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF THE

WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Index Asset Allocation Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditors of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditors of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 22, 2019

42	Wells Fargo VT Index Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $4,889,652 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2018.

For the fiscal year ended December 31, 2018, 38.14% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800- 260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Index Asset Allocation Fund	43

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

44	Wells Fargo VT Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo VT Index Asset Allocation Fund	45

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris replaced Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield retired on December 31, 2018.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320437 02-19 AVT2/AR148 12-18

Annual Report

December 31, 2018

Wells Fargo VT International Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT International Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT International Equity Fund for the 12-month period that ended December 31, 2018. The year opened with strong performance for equity and fixed-income markets. The remainder of the reporting period generated investing results that were decidedly more mixed and volatile.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 4.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 14.20%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.57%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 was essentially flat at a 0.01% return while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.15%. The Bloomberg Barclays Municipal Bond Index6 added 1.28%, and the ICE BofAML U.S. High Yield Index7 dropped 2.26%.

Optimism shaped markets in early 2018.

Synchronized global growth, low inflation, healthy corporate earnings and consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth characterized investment markets entering 2018.

The U.S. Federal Reserve (Fed) and the Bank of England (BOE) continued with plans to increase rates from ultralow levels, reflecting their confidence that economic expansions were underway and durable. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.50% and 1.75% in March 2018. It was the first of four increases during 2018. The December 2018 federal funds rate increase of 25 bps from 2.25% to 2.50% was the ninth since the Fed began raising rates three years ago from near zero. The BOE, having raised its monetary policy rate to 0.50% in November 2017, increased the rate again in August 2018 to 0.75%.

In the U.S., increases in long-term rates were not as consistent as the short-term rate increases initiated by the Fed, leading to a flatter U.S. Treasury yield curve. In addition, the prospect of inflation emerged. A flatter yield curve and inflation concerns weakened investor sentiment for equities as the year progressed. In the U.K., Brexit debates created uncertainty among investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo VT International Equity Fund	3

Meanwhile, the European Central Bank and the Bank of Japan sustained low interest rates to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas, investment markets fell, hurt by a strengthening U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.18% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second and third quarters of 2018. The U.S. imposed tariffs on a wide range of products manufactured overseas. Foreign governments retaliated with tariffs that punished U.S. commodity producers and product manufacturers. Investors wondered about next steps as divergence in global economic policies and growth prospects widened.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) growth data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.71% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In particular, signs of slowing economic growth in China created uncertainty for investors. Amid rising trade tensions, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and trade tensions remained headwinds for investors overseas.

Equity markets were volatile during the fourth quarter.

Negative stock market performance during October and December bracketed a mildly positive November, as measured by the S&P 500 Index and the MSCI ACWI ex USA Index (Net). As interest rates and bond yields gained during October, stock markets struggled. Readings on consumer sentiment and business spending were mixed. Markets rebounded in November. The U.S. and China agreed to halt further increases in tariffs and engage in additional negotiations. While November returns were positive, the loss for the full fourth quarter was substantial for equity investors globally, with the S&P down 13.52% and the MSCI ACWI ex USA Index (Net) down 11.46%. December’s S&P 500 Index performance was the lowest since 1931. Globally, fixed income investments fared better than stocks during the last two months of the year as conflicting signals unsettled investors’ outlooks.

Equity investors confronted a number of changing conditions. In November’s mid-term elections, control of the U.S. House of Representatives shifted from Republicans to Democrats, presaging potential partisan disputes. Progress on

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China.

Global trade tensions escalated during the second and third quarters of 2018.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo VT International Equity Fund	Letter to shareholders (unaudited)

Brexit negotiations stalled in the UK. In China, the value of the yuan declined to low levels last seen in 2008. Oil prices continued to fall. The Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December 2018. A late-December dispute over spending and immigration policy resulted in a partial U.S. government shutdown that continued through the end of the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

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6	Wells Fargo VT International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Venkateshwar (Venk) Lal

Dale A. Winner, CFA®‡

Average annual total returns (%) as of December 31, 20181

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]

Class 1	8-17-1998	-16.86	0.76	5.27	0.96	0.70

Class 2	7-31-2002	-17.28	0.47	4.99	1.21	0.95

MSCI ACWI ex USA Index (Net)[4]	–	-14.20	0.68	6.57	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT International Equity Fund	7

Growth of $10,000 investment as of December 31, 2018[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.69% for Class 1 and 0.94% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]

The ten largest holdings, excluding cash and cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

[8]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[9]

The MSCI World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You cannot invest directly in an index.

[10]

The MSCI ACWI ex USA Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 22 developed and 24 emerging market countries. The value investment style characteristics for index construction are defined using three variables: book value/price, 12-month forward earnings/price, and dividend yield. Developed market countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Emerging market countries include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[11]

The MSCI ACWI ex USA Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 developed and 24 emerging market countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Developed market countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Emerging market countries include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo VT International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the MSCI ACWI ex USA Index (Net) for the 12-month period that ended December 31, 2018.

∎	Industrials, consumer discretionary, and health care were relative performance laggards. Communication services was a notable positive contributor to performance.

∎

The Fund remained overweight Europe, including overweights to Germany, the Netherlands, Italy, and Norway offset by average underweights to Spain, Sweden, Switzerland, and France. The Fund was underweight Asia on a regional basis, including underweights to Japan, Australia, and Taiwan offset by overweights to Malaysia and Hong Kong/China.

Ten largest holdings (%) as of December 31, 2018[6]

Cosan Limited Class A	3.77

China Mobile Limited	3.42

Compagnie de Saint-Gobain SA	3.09

NN Group NV	3.06

BP plc	3.01

Daiwa Securities Group Incorporated	2.99

Mitsubishi UFJ Financial Group Incorporated	2.89

Koninklijke Philips NV	2.89

Prysmian SpA	2.87

Greencore Group plc	2.80

Emerging and developed international markets underperformed versus U.S. equities.

Over the past year, we have witnessed a reversal for international equity market returns, with emerging markets as well as developed markets showing underperformance versus domestic U.S. equities. We continued to implement our fundamental research process to maximize attractive long-term international opportunities, seeking nonconsensus values worldwide and maintaining a focus on investment-risk management by marrying fundamental stock picking with macroeconomic and risk research in an environment of sustained volatility across capital markets and continued differentiation between international developed and emerging equity markets versus U.S.-domiciled equities.

This past year’s market performance was underpinned by volatility across global capital markets, particularly in international equity and currency markets, with continued unsettled crosscurrents geopolitically and in domestic national politics. Under this backdrop of uncertainty, over the past quarter, the U.S. dollar appreciated slightly; U.S. Treasury yields fell (10-year U.S. Treasury yields finished the year below 2.7%); commodity market volatility remained elevated, with oil prices descending 40% from peak to trough (Brent approaching $50/barrel at its lows); and gold prices advanced—but copper and metals prices were still weak. Global equity market quarterly implied volatility metrics spiked to February highs (as measured by the VIX7) this past quarter as investors tried to reconcile sentiment surrounding monetary policy normalization and braced for arguably the most controversial Federal Open Market Committee deliberations and guidance since quantitative easing began. Developed markets largely underperformed emerging markets with the MSCI EM Index (Net)8 outpacing the MSCI World Index (Net)9 during the fourth quarter, with Brazil, Indonesia, Turkey, and India standing out relative to underperforming major country equity indices in Germany, France, Japan, and the U.S. We note that since the summer, value stock indices have exhibited steady outperformance relative to growth indices, as visible by MSCI ACWI ex USA Value Index10 total returns exceeding MSCI ACWI ex USA Growth Index11 total returns and defensive equities outperforming more cyclically sensitive ones.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT International Equity Fund	9

Sector distribution as of December 31, 2018[12]

Country allocation as of December 31, 2018[12]

Our process seeks nonconsensus undervalued equities.

While political and macroeconomic considerations affected broad market behavior this past quarter, we continued to implement our investment and risk management process of finding nonconsensus undervalued equities, marrying the core of micro stock picking with macro risk management in each region of the globe. Notable exposures include undervalued financials in Europe and Asia, undervalued cyclicals with self-help catalysts globally, and undervalued telecommunications (telecom) cash cows—companies that provide steady income or profits—particularly in emerging markets.

Portfolio currency hedges remained on the lower end of the strategy’s historical size range given more economic recoveries around the world, raising those currencies’ forward interest rate differentials, and unlike during 2012 to 2016. We believe that U.S. dollar policy articulated by a U.S. administration speaking with a single voice is not as strong as it has been in the past. As such, the strategy currently has partial hedges of British pound exposure, with the Fund’s net pound exposure below the benchmark weight, and limited hedges versus the euro, with net euro exposure exceeding the benchmark weight.

Top positive international country performance contributors included the Netherlands, Switzerland, South Korea, South Africa, and Israel. These gains were offset by holdings in Japan, Germany, France, and Australia.

Sector performance reflected strong stock selection.

The year’s sector performance reflected strong stock selection across several sectors. The communication services sector overweight had a number of top performers, ranging from global business information services provider UBM plc to domestically facing telecoms SK Telecom Company, Limited, and China Mobile Limited. UBM delivered strong results, benefiting from self-help restructuring as it transformed into a pure-play events organizing business with the 2015 sale of its PR Newswire unit to Cision Limited and the 2016 acquisition of Allworld Exhibitions, a privately owned Asian exhibitions business. UBM was acquired by Informa PLC in 2018.

Underperforming holdings over the course of last year included stocks in the industrials and consumer discretionary sectors. Industrials stocks accounted for sector weakness primarily in Europe, including Compagnie de Saint-Gobain S.A., Prysmian S.p.A., and Rheinmetall AG. A large position in Compagnie de Saint-Gobain, a French building products company, suffered due to a number of headwinds in the first half of the year, including issues with its float glass and automotive plants as well as unfavorable currency movements. Stocks in the consumer discretionary sector also underperformed, including holdings in Ceconomy AG and Kingfisher plc. We exited Ceconomy, the largest consumer electronics company in Europe, as it announced multiple profit warnings amid weak operational performance.

We maintain short-term and long-term outlooks.

We regularly maintain and update short-term outlooks out approximately two quarters and long-term outlooks out at least two years—we are currently pointing to a neutral outlook for the short term and a neutral outlook for the long term. Our investment approach is driven primarily by the stock-specific characteristics of individual securities that guide selection and portfolio construction, complementing our micro view with a macroeconomic cross-check to maintain consistent high conviction and high active share concentrations.

Our short-term outlook remains neutral with offsetting immediate tailwinds and headwinds during a generally volatile seasonal period for equity markets. Even though some leading economic indicators have adjusted downward in recent months we continue to find signs of reasonable growth rebounding across some developed and emerging economies. Second, despite valuation multiple compressions in both international and domestic equity sectors this past quarter,

Please see footnotes on page 7.

10	Wells Fargo VT International Equity Fund	Performance highlights (unaudited)

corporate earnings continue to grow but are slowing from peak levels. And third, while business optimism continues to be supported by self-help restructuring and positive cyclical changes in commodities and financial sectors overseas, we are carefully tracking the effects of rising credit costs as sovereign interest rates and yield curves rise and overall inflationary pressures as wages and commodity prices stabilize or rise.

Our longer-term international outlook was downgraded to neutral given we are past the peak of the global synchronized growth that occurred in 2017 and peak U.S. growth, which occurred in the first half of 2018, and the expectation for less accommodative central banks, including the potential for additional rate hikes in the U.S. along with the end of quantitative easing and an initial rate hike by the European Central Bank in the second half of 2019. That being said, we believe sentiment may be too bearish given three circumstances. First, valuations around the world recently came off their prior peaks and equities appear undervalued relative to bonds based on yields. Second, we believe the global economic recovery from the depths of 2013-to-2015 lows provides a favorable backdrop for equity investing, with divergences between the U.S. at a relatively late stage of recovery compared with European, Japanese, and multiple emerging markets. And third, we do not believe the U.S. is headed into a recession in the immediate future given the continued low level of real interest rates, a U.S. yield curve that is still positive, and high-yield spreads that remain relatively narrow. Rather, we view current conditions as a normal rolling bear market that began in emerging markets and has progressed to the U.S., justified by four rate hikes in the U.S. during 2018 and by slowing global growth.

Looking at long-term investment cycles globally, we believe that, as recent months have reinforced, global capital markets are at the early stages of a rotation, and ultimately a reversal, of structurally long cyclical trends that have favored growth and momentum stock investing at the expense of nonconsensus value, especially as the world benefits from added growth and experiences signs of inflation expectations from firming employment and wage metrics and commodity prices and, ultimately, elevated sovereign interest rate volatility. We look forward to deploying our disciplined and flexible investment process, recognizing that the market volatility witnessed in recent months is likely a harbinger of capital market behavior for many quarters to come.

Fund expenses (unaudited)	Wells Fargo VT International Equity Fund	11

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2018	Ending account value 12-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 1

Actual	$1,000.00	$886.18	$3.28	0.69%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class 2

Actual	$1,000.00	$883.03	$4.46	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12	Wells Fargo VT International Equity Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Common Stocks: 97.29%

Australia: 0.28%

Origin Energy Limited (Energy, Oil, Gas & Consumable Fuels) †	47,874	$218,169

Brazil: 3.77%

Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	335,918	2,956,078

Canada: 4.33%

Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) †«	129,900	1,370,173

Lundin Mining Corporation (Materials, Metals & Mining)	488,351	2,017,506

		3,387,679

China: 10.18%

China Everbright Limited (Financials, Capital Markets)	1,034,000	1,832,823

China Mobile Limited (Communication Services, Wireless Telecommunication Services)	278,500	2,679,902

HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	103,195	1,806,943

Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	815,200	1,657,363

		7,977,031

France: 5.12%

Compagnie de Saint-Gobain SA (Industrials, Building Products)	72,530	2,423,647

Orange SA (Communication Services, Diversified Telecommunication Services)	97,864	1,587,167

		4,010,814

Germany: 10.17%

Ceconomy AG (Consumer Discretionary, Specialty Retail)	3,073	11,077

Metro AG (Consumer Staples, Food & Staples Retailing) «	73,077	1,124,444

Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	8,987	1,960,052

Rheinmetall AG (Industrials, Industrial Conglomerates)	19,376	1,718,240

SAP SE (Information Technology, Software)	14,126	1,402,000

Siemens AG (Industrials, Industrial Conglomerates)	15,665	1,748,238

		7,964,051

Hong Kong: 1.92%

Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	1,358,000	1,501,856

Ireland: 2.80%

Greencore Group plc (Consumer Staples, Food Products)	966,165	2,194,486

Israel: 2.75%

Check Point Software Technologies Limited (Information Technology, Software) †	21,003	2,155,958

Italy: 5.02%

Eni SpA (Energy, Oil, Gas & Consumable Fuels)	106,958	1,689,636

Prysmian SpA (Industrials, Electrical Equipment)	115,400	2,245,338

		3,934,974

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT International Equity Fund	13

Security name	Shares	Value

Japan: 10.44%

Daiwa Securities Group Incorporated (Financials, Capital Markets)	462,000	$2,344,944

Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	77,600	2,057,195

Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	461,900	2,266,845

Nomura Holdings Incorporated (Financials, Capital Markets)	397,100	1,504,853

		8,173,837

Malaysia: 1.89%

CIMB Group Holdings Bhd (Financials, Banks)	1,068,884	1,476,909

Netherlands: 8.06%

Koninklijke Philips NV (Industrials, Industrial Conglomerates)	63,914	2,264,987

NN Group NV (Financials, Insurance)	60,084	2,395,675

OCI NV (Materials, Chemicals) †	80,856	1,649,932

		6,310,594

Norway: 2.30%

Den Norske Bank ASA (Financials, Banks)	112,019	1,798,090

Russia: 1.88%

Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	210,343	1,472,401

Singapore: 2.26%

Keppel Corporation Limited (Industrials, Industrial Conglomerates)	407,600	1,767,428

South Africa: 2.42%

Sasol Limited (Materials, Chemicals)	64,229	1,897,295

South Korea: 3.25%

Hana Financial Group Incorporated (Financials, Banks)	16,973	552,010

Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	502	435,234

SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	6,452	1,556,737

		2,543,981

Switzerland: 2.80%

Novartis AG (Health Care, Pharmaceuticals)	20,627	1,766,583

Zurich Insurance Group AG (Financials, Insurance)	1,427	425,372

		2,191,955

United Kingdom: 15.65%

BP plc (Energy, Oil, Gas & Consumable Fuels)	372,815	2,356,704

John Wood Group plc (Energy, Energy Equipment & Services)	314,419	2,028,639

Kingfisher plc (Consumer Discretionary, Specialty Retail)	613,388	1,622,285

Man Group plc (Financials, Capital Markets)	836,979	1,418,862

Sensata Technologies Holding plc (Industrials, Electrical Equipment) †	47,551	2,132,187

Smiths Group plc (Industrials, Industrial Conglomerates)	125,018	2,173,506

Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	271,466	529,050

		12,261,233

Total Common Stocks (Cost $86,311,159)		76,194,819

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT International Equity Fund	Portfolio of investments—December 31, 2018

Security name	Yield	Shares	Value

Short-Term Investments: 4.90%

Investment Companies: 4.90%

Securities Lending Cash Investments LLC (l)(r)(u)	2.38%	2,226,041	$2,226,263

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.33	1,610,597	1,610,597

Total Short-Term Investments (Cost $3,836,860)			3,836,860

Total investments in securities (Cost $90,148,019)	102.19%	80,031,679

Other assets and liabilities, net	(2.19)	(1,712,431)

Total net assets	100.00%	$78,319,248

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
EUR	Euro
GBP	Great British pound
GDR	Global depositary receipt

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

3,788,446 USD	3,311,000 EUR	Goldman Sachs	3-5-2019	$0	$(24,509)

6,265,220 USD	4,899,400 GBP	Morgan Stanley	3-5-2019	1,814	0

				$1,814	$(24,509)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	12,050,503	88,446,857	98,271,319	2,226,041	$1,724	$(25)	$144,579	$2,226,263
Wells Fargo Government Money Market Fund Select Class	12,257,057	97,746,360	108,392,820	1,610,597	0	0	76,369	1,610,597

					$1,724	$(25)	$220,948	$3,836,860	4.90%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2018	Wells Fargo VT International Equity Fund	15

Assets
Investments in unaffiliated securities (including $2,104,767 of securities loaned), at value (cost $86,311,159)	$76,194,819
Investments in affiliated securities, at value (cost $3,836,860)	3,836,860
Foreign currency, at value (cost $58,837)	58,876
Receivable for investments sold	20,741
Receivable for Fund shares sold	6,469
Receivable for dividends	587,400
Receivable for securities lending income	2,674
Unrealized gains on forward foreign currency contracts	1,814
Prepaid expenses and other assets	489,685

Total assets	81,199,338

Liabilities
Payable upon receipt of securities loaned	2,224,326
Payable for investments purchased	342,582
Payable for Fund shares redeemed	144,471
Unrealized losses on forward foreign currency contracts	24,509
Management fee payable	16,419
Distribution fee payable	13,282
Administration fees payable	5,652
Trustees’ fees and expenses payable	2,676
Accrued expenses and other liabilities	106,173

Total liabilities	2,880,090

Total net assets	$78,319,248

NET ASSETS CONSIST OF
Paid-in capital	$52,961,550
Total distributable earnings	25,357,698

Total net assets	$78,319,248

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$19,315,312
Shares outstanding – Class 1[1]	6,787,494
Net asset value per share – Class 1	$2.85
Net assets – Class 2	$59,003,936
Shares outstanding – Class 2[1]	20,402,911
Net asset value per share – Class 2	$2.89

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT International Equity Fund	Statement of operations—year ended December 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $506,515)	$4,303,040
Income from affiliated securities	215,294

Total investment income	4,518,334

Expenses
Management fee	1,282,739
Administration fees
Class 1	19,805
Class 2	108,469
Distribution fee
Class 2	338,967
Custody and accounting fees	117,374
Professional fees	55,177
Shareholder report expenses	65,536
Trustees’ fees and expenses	22,540
Other fees and expenses	27,680

Total expenses	2,038,287
Less: Fee waivers and/or expense reimbursements	(589,959)

Net expenses	1,448,328

Net investment income	3,070,006

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	39,283,043
Affiliated securities	1,724
Forward foreign currency contracts	(446,700)

Net realized gains on investments	38,838,067

Net change in unrealized gains (losses) on:
Unaffiliated securities	(60,262,801)
Affiliated securities	(25)
Forward foreign currency contracts	397,998

Net change in unrealized gains (losses) on investments	(59,864,828)

Net realized and unrealized gains (losses) on investments	(21,026,761)

Net decrease in net assets resulting from operations	$(17,956,755)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT International Equity Fund	17

	Year ended December 31, 2018		Year ended December 31, 2017[1]

Operations
Net investment income		$3,070,006		$7,288,710
Net realized gains on investments		38,838,067		31,414,269
Net change in unrealized gains (losses) on investments		(59,864,828)		33,943,918

Net increase (decrease) in net assets resulting from operations		(17,956,755)		72,646,897

Distributions to shareholders from net investment income and net realized gains
Class 1		(8,771,959)		(806,868)
Class 2		(25,052,585)		(8,561,142)

Total distributions to shareholders		(33,824,544)		(9,368,010)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	209,637	942,178	376,263	1,876,925
Class 2	709,948	3,066,184	962,895	4,831,998

		4,008,362		6,708,923

Reinvestment of distributions
Class 1	2,690,835	8,771,959	164,667	806,868
Class 2	7,546,109	25,052,585	1,733,025	8,561,142

		33,824,544		9,368,010

Payment for shares redeemed
Class 1	(1,355,759)	(5,459,375)	(992,988)	(4,886,469)
Class 2	(47,012,701)	(248,476,045)	(8,469,095)	(42,031,034)

		(253,935,420)		(46,917,503)

Net decrease in net assets resulting from capital share transactions		(216,102,514)		(30,840,570)

Total increase (decrease) in net assets		(267,883,813)		32,438,317

Net assets
Beginning of period		346,203,061		313,764,744

End of period		$78,319,248		$346,203,061

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at December 31, 2017 was $11,540,416. The disaggregated distributions information for the year ended December 31, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2018	2017	2016	2015	2014
Net asset value, beginning of period	$5.34	$4.41	$4.82	$4.92	$5.48
Net investment income	0.10 [1]	0.12 [1]	0.11 [1]	0.11 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.77)	0.96	(0.01)	0.02	(0.46)

Total from investment operations	(0.67)	1.08	0.10	0.13	(0.28)
Distributions to shareholders from
Net investment income	(0.61)	(0.15)	(0.15)	(0.23)	(0.16)
Net realized gains	(1.21)	0.00	(0.36)	0.00	(0.12)

Total distributions to shareholders	(1.82)	(0.15)	(0.51)	(0.23)	(0.28)
Net asset value, end of period	$2.85	$5.34	$4.41	$4.82	$4.92
Total return[2]	(16.86)%	24.86%	3.25%	2.30%	(5.30)%
Ratios to average net assets (annualized)
Gross expenses	1.12%	0.95%	0.95%	0.95%	0.94%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	2.41%	2.41%	2.49%	2.04%	3.44%
Supplemental data
Portfolio turnover rate	51%	55%	77%	34%	39%
Net assets, end of period (000s omitted)	$19,315	$28,001	$25,137	$30,254	$32,599

[1]	Calculated based upon average shares outstanding

[2]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT International Equity Fund	19

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$5.38	$4.45	$4.84	$4.95	$5.50
Net investment income	0.09 [1]	0.11 [1]	0.10	0.09 [1]	0.16
Net realized and unrealized gains (losses) on investments	(0.78)	0.96	0.00	0.01	(0.45)

Total from investment operations	(0.69)	1.07	0.10	0.10	(0.29)
Distributions to shareholders from
Net investment income	(0.59)	(0.14)	(0.13)	(0.21)	(0.14)
Net realized gains	(1.21)	0.00	(0.36)	0.00	(0.12)

Total distributions to shareholders	(1.80)	(0.14)	(0.49)	(0.21)	(0.26)
Net asset value, end of period	$2.89	$5.38	$4.45	$4.84	$4.95
Total return[2]	(17.28)%	24.34%	3.30%	1.80%	(5.35)%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.20%	1.20%	1.20%	1.20%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.82%	2.18%	2.25%	1.77%	3.07%
Supplemental data
Portfolio turnover rate	51%	55%	77%	34%	39%
Net assets, end of period (000s omitted)	$59,004	$318,202	$288,628	$295,215	$310,909

[1]	Calculated based upon average shares outstanding

[2]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo VT International Equity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT International Equity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2018, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends,

Notes to financial statements	Wells Fargo VT International Equity Fund	21

interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

22	Wells Fargo VT International Equity Fund	Notes to financial statements

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2018, the aggregate cost of all investments for federal income tax purposes was $91,101,036 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,421,830

Gross unrealized losses	(12,513,882)

Net unrealized losses	$(11,092,052)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo VT International Equity Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$218,169	$0	$0	$218,169

Brazil	2,956,078	0	0	2,956,078

Canada	3,387,679	0	0	3,387,679

China	7,977,031	0	0	7,977,031

France	4,010,814	0	0	4,010,814

Germany	11,077	7,952,974	0	7,964,051

Hong Kong	1,501,856	0	0	1,501,856

Ireland	2,194,486	0	0	2,194,486

Israel	2,155,958	0	0	2,155,958

Italy	0	3,934,974	0	3,934,974

Japan	0	8,173,837	0	8,173,837

Malaysia	1,476,909	0	0	1,476,909

Netherlands	6,310,594	0	0	6,310,594

Norway	0	1,798,090	0	1,798,090

Russia	1,472,401	0	0	1,472,401

Singapore	1,767,428	0	0	1,767,428

South Africa	1,897,295	0	0	1,897,295

South Korea	435,234	2,108,747	0	2,543,981

Switzerland	0	2,191,955	0	2,191,955

United Kingdom	12,261,233	0	0	12,261,233

Short-term investments

Investment companies	1,610,597	2,226,263	0	3,836,860

	51,644,839	28,386,840	0	80,031,679

Forward foreign currency contracts	0	1,814	0	1,814

Total assets	$51,644,839	$28,388,654	$0	$80,033,493

Liabilities

Forward foreign currency contracts	$0	$24,509	$0	$24,509

Total liabilities	$0	$24,509	$0	$24,509

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended December 31, 2018, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

24	Wells Fargo VT International Equity Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 shares and 0.94% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2018 were $82,546,007 and $315,182,742, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2018, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $1,203,754 and $12,585,312 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended December 31, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across

Notes to financial statements	Wells Fargo VT International Equity Fund	25

transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Morgan Stanley	$1,814	$0	$0	$1,814

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

Goldman Sachs	$24,509	$0	$0	$24,509

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	Year ended December 31

	2018	2017

Ordinary income	$11,126,477	$9,368,010

Long-term capital gain	22,698,067	0

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized losses

$9,446,566	$26,961,358	$(11,044,360)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended December 31, 2017 were as follows:

Net investment income

Class 1	$806,868

Class 2	8,561,142

9. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

26	Wells Fargo VT International Equity Fund	Notes to financial statements

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo VT International Equity Fund	27

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF THE

WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT International Equity Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditors of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditors of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 22, 2019

28	Wells Fargo VT International Equity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 3.36% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $22,698,067 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2018.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2018. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$488,549	$0.0180	100%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800- 260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT International Equity Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30	Wells Fargo VT International Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo VT International Equity Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris replaced Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield retired on December 31, 2018.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320438 02-19 AVT3/AR149 12-18

Annual Report

December 31, 2018

Wells Fargo VT Omega Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Omega Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Omega Growth Fund for the 12-month period that ended December 31, 2018. The year opened with strong performance for equity and fixed-income markets. The remainder of the reporting period generated investing results that were decidedly more mixed and volatile.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 4.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 14.20%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.57%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 was essentially flat at a 0.01% return while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.15%. The Bloomberg Barclays Municipal Bond Index6 added 1.28%, and the ICE BofAML U.S. High Yield Index7 dropped 2.26%.

Optimism shaped markets in early 2018.

Synchronized global growth, low inflation, healthy corporate earnings and consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth characterized investment markets entering 2018.

The U.S. Federal Reserve (Fed) and the Bank of England (BOE) continued with plans to increase rates from ultralow levels, reflecting their confidence that economic expansions were underway and durable. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.50% and 1.75% in March 2018. The December 2018 federal funds rate increase of 25 bps from 2.25% to 2.50% was the ninth since the Fed began raising rates three years ago from near zero. The BOE, having raised its monetary policy rate to 0.50% in November 2017, increased the rate again in August 2018 to 0.75%.

In the U.S., increases in long-term rates were not as consistent as the short-term rate increases initiated by the Fed, leading to a flatter U.S. Treasury yield curve. In addition, the prospect of inflation emerged. A flatter yield curve and inflation concerns weakened investor sentiment for equities as the year progressed. In the U.K., Brexit debates created uncertainty among investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo VT Omega Growth Fund	3

Meanwhile, the European Central Bank and the Bank of Japan sustained low interest rates to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas, investment markets fell, hurt by a strengthening U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.18% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second and third quarters of 2018. The U.S. imposed tariffs on a wide range of products manufactured overseas. Foreign governments retaliated with tariffs that punished U.S. commodity producers and product manufacturers. Investors wondered about next steps as divergence in global economic policies and growth prospects widened.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) growth data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.71% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In particular, signs of slowing economic growth in China created uncertainty for investors. Amid rising trade tensions, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and trade tensions remained headwinds for investors overseas.

Equity markets were volatile during the fourth quarter.

Negative stock market performance during October and December bracketed a mildly positive November, as measured by the S&P 500 Index and the MSCI ACWI ex USA Index (Net). As interest rates and bond yields gained during October, stock markets struggled. Readings on consumer sentiment and business spending were mixed. Markets rebounded in November. The U.S. and China agreed to halt further increases in tariffs and engage in additional negotiations. While November returns were positive, the loss for the full fourth quarter was substantial for equity investors globally, with the S&P down 13.52% and the MSCI ACWI ex USA Index (Net) down 11.46%. December’s S&P 500 Index performance was the lowest since 1931. Globally, fixed income investments fared better than stocks during the last two months of the year as conflicting signals unsettled investors’ outlooks.

Equity investors confronted a number of changing conditions. In November’s mid-term elections, control of the U.S. House of Representatives shifted from Republicans to Democrats, presaging potential partisan disputes. Progress on

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China.

Global trade tensions escalated during the second and third quarters of 2018.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo VT Omega Growth Fund	Letter to shareholders (unaudited)

Brexit negotiations stalled in the UK. In China, the value of the yuan declined to low levels last seen in 2008. Oil prices continued to fall. The Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December 2018. A late-December dispute over spending and immigration policy resulted in a partial U.S. government shutdown that continued through the end of the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

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6	Wells Fargo VT Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of December 31, 20181

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]

Class 1	3-6-1997	0.52	7.65	14.86	0.82	0.75

Class 2	7-31-2002	0.28	7.39	14.57	1.07	1.00

Russell 3000® Growth Index[4]	–	-2.12	9.99	15.15	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectuses for additional information on these and other risks.

Please refer to the prospectuses provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Omega Growth Fund	7

Growth of $10,000 investment as of December 31, 2018[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo VT Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2018.

∎	Stock selection in the information technology (IT) and consumer staples sectors contributed to the Fund’s results.

∎	Stock selection in the industrials and consumer discretionary sectors detracted from relative performance.

Global equity markets declined during 2018. A year that began with optimism for synchronized global economic expansion evolved into a market adjusting to higher risks. The initial weakness came from slowing indicators in global economies as well as the escalating trade war between the U.S. and China. Political uncertainty around Brexit, tensions in Italy, and plummeting oil prices only added to the fears. Global debt, which had expanded massively in recent years, became a new source of concern. Within the U.S., sentiment grew that the economy could not remain immune from these factors. The positive, yet transitory, jolt from tax cuts was viewed as fading into 2019, and after a period of robust expansion, concerns of peak corporate earnings grew. Given all the uncertainty, investors grew increasingly anxious about expected tightening from the U.S. Federal Reserve. While this backdrop was challenging, over the full period, the Fund’s positioning benefited from strong underlying fundamentals and favorable stock selection.

Despite recent volatility and increased uncertainty, we have not significantly repositioned the Fund. We continue to emphasize companies with a secular rather than a cyclical growth profile. The Fund remains positioned toward companies with higher visibility of earnings growth and those positioned on the right side of change. We believe this strategy will prove beneficial should volatility levels remain elevated.

Ten largest holdings (%) as of December 31, 2018[6]

Microsoft Corporation	7.09

Amazon.com Incorporated	6.39

Visa Incorporated Class A	4.41

UnitedHealth Group Incorporated	4.28

Alphabet Incorporated Class A	3.87

Waste Connections Incorporated	2.71

Union Pacific Corporation	2.27

First Data Corporation Class A	2.09

Intercontinental Exchange Incorporated	1.88

Motorola Solutions Incorporated	1.86

The Fund benefited from stock selection in the IT and consumer staples sectors.

Within the IT sector, salesforce.com, incorporated, benefited from a strong IT spending environment. Salesforce has the best-in-class sales force automation product, around which it has built complementary solutions for client service, marketing, commerce, and app clouds, and a broad partner/developer ecosystem. Salesforce has posted strong results that handily beat consensus revenue and earnings expectations. In addition, the company raised revenue guidance despite expecting foreign-exchange headwinds. Going forward, salesforce should be able to sustain superior organic growth through winning more customers and increasing value to its existing customer base. We remain bullish on this long-term position.

While traditional growth sectors comprise the majority of our portfolio holdings, select consumer staples companies offer similar attributes. One such firm is Lamb Weston Holdings, Incorporated*. The company produces frozen potato products—largely, french fries—for distribution to a variety of customers worldwide. Lamb Weston reported financial results that were well above consensus expectations. The strong results were driven, in part, by increasing sales in the company’s international division. Closer to home, U.S. demand should continue to rise, driven by new product introductions. This strong global demand, coupled with tight supply from industry capacity, affords Lamb Weston attractive pricing power and earnings visibility—attributes that proved attractive to investors in a volatile broad market. These factors combined to send Lamb Weston shares up sharply during the year. Lamb Weston is a strong example of how our research process uncovers nonconsensus growth opportunities.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Omega Growth Fund	9

Sector distribution as of December 31, 2018[7]

Stock selection in the industrials sector negatively affected the Fund’s relative performance.

Within the industrials sector, water treatment/technology company Evoqua Water Technologies Corporation* saw its shares decline after reporting disappointing quarterly results and reducing forward guidance. A main tenet of our thesis on Evoqua was that much of the company’s revenue has had a stable stream from ongoing service contracts. That profile became altered as Evoqua undertook longer, capital-intensive projects that have affected the stable revenue stream we expected. Evoqua was influenced by rising raw material costs that have weighed on company margins.

Additionally within the industrials sector, our position in Univar Incorporated detracted from returns. Univar is a chemical distribution company that should, over time, benefit from a reorganization plan that includes a new corporate structure and a new sales incentive system. Recently, however, a combination of macroeconomic concerns and company-specific issues affected the firm’s results. Investor concern over slowing economic growth both overseas and domestically has resulted in sluggish order trends throughout the industrials sector. These concerns were enhanced by the ongoing trade-war fears. Specific to Univar, inclement weather in Canada affected the company’s agricultural business in that key market. Transportation costs also proved to be an issue for the company, as it has done a disappointing job of managing these expenses. These issues combined to result in Univar reporting quarterly results that were below consensus estimates and reducing its revenue projection going forward.

Within the consumer discretionary sector, macroeconomic concerns weighed on shares of Melco Resorts & Entertainment Ltd.* Melco, is an operator of resort hotels and casinos in Macau, China. During the second half of 2018, investor concern mounted regarding the impact of proposed tariffs on the Chinese consumer. Coupled with Chinese currency volatility, these concerns negatively affected sentiment for the China-exposed consumer companies and helped send Melco shares lower. We sold the position in favor of higher conviction ideas.

While market volatility may continue in 2019, we remain confident in the Fund’s positioning.

We believe the Fund is well positioned for 2019. Global growth is in a slowdown phase, which creates a favorable backdrop for our investing style. In a world starved of growth, investors may seek out that which has been deemed certain. They may reward companies with scarce attributes. In our opinion, leading growth companies, unlike value of cyclical stocks, do not need a roaring economy or policy stimulus to perform. With all the global uncertainty, companies with superior fundamentals, and therefore the ability to produce predictable earnings and cash flows into the future, should command premium valuations.

We see virtually every industry in the U.S. experiencing rapid change. Technology and innovation are disrupting legacy business models and creating a dichotomous economy. Those companies on the right side of change, whose customers view them as indispensable, who are leveraging data and technology, and who have deep moats versus competitors, should continue to win. When analyzing key themes of innovation, there is so much to be excited about. From global e-commerce penetration, automation, artificial intelligence, autonomous vehicles, genome sequencing, and the rollout of 5G wireless, we find that many growth themes are still in the early stages of mass adoption. This, in our view, creates an exciting investment opportunity.

Please see footnotes on page 7.

10	Wells Fargo VT Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2018	Ending account value 12-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 1

Actual	$1,000.00	$904.14	$3.60	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2

Actual	$1,000.00	$903.10	$4.80	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2018	Wells Fargo VT Omega Growth Fund	11

Security name	Shares	Value

Common Stocks: 98.88%

Communication Services: 10.61%

Entertainment: 4.01%

Netflix Incorporated †	3,900	$1,043,874

Nintendo Company Limited ADR	30,000	993,000

Take-Two Interactive Software Incorporated †	12,000	1,235,280

		3,272,154

Interactive Media & Services: 6.60%

Alphabet Incorporated Class A †	3,020	3,155,779

Alphabet Incorporated Class C †	1,089	1,127,779

Tencent Holdings Limited ADR	27,800	1,097,266

		5,380,824

Consumer Discretionary: 18.13%

Auto Components: 1.36%

Aptiv plc	18,000	1,108,260

Automobiles: 0.72%

Ferrari NV	5,900	586,696

Diversified Consumer Services: 2.81%

Adtalem Global Education Incorporated †	25,400	1,201,928

Bright Horizons Family Solutions Incorporated †	9,800	1,092,210

		2,294,138

Hotels, Restaurants & Leisure: 2.95%

Chipotle Mexican Grill Incorporated †	2,500	1,079,475

Vail Resorts Incorporated	6,300	1,328,166

		2,407,641

Internet & Direct Marketing Retail: 8.73%

Alibaba Group Holding Limited ADR †	6,200	849,834

Amazon.com Incorporated †	3,470	5,211,836

MercadoLibre Incorporated	3,600	1,054,260

		7,115,930

Specialty Retail: 1.56%

The Home Depot Incorporated	7,400	1,271,468

Energy: 0.71%

Oil, Gas & Consumable Fuels: 0.71%

Pioneer Natural Resources Company	4,400	578,688

Financials: 4.38%

Capital Markets: 3.25%

Intercontinental Exchange Incorporated	20,400	1,536,732

Raymond James Financial Incorporated	14,906	1,109,155

		2,645,887

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Omega Growth Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Consumer Finance: 1.13%

SLM Corporation †	110,800	$920,748

Health Care: 14.34%

Biotechnology: 1.73%

Celgene Corporation †	17,866	1,145,032

Sarepta Therapeutics Incorporated †	2,400	261,912

		1,406,944

Health Care Equipment & Supplies: 5.08%

Align Technology Incorporated †	3,600	753,948

Boston Scientific Corporation †	33,700	1,190,958

Edwards Lifesciences Corporation †	6,700	1,026,239

Medtronic plc	12,900	1,173,384

		4,144,529

Health Care Providers & Services: 5.58%

UnitedHealth Group Incorporated	14,000	3,487,680

WellCare Health Plans Incorporated †	4,500	1,062,405

		4,550,085

Life Sciences Tools & Services: 1.18%

Illumina Incorporated †	3,200	959,776

Pharmaceuticals: 0.77%

Elanco Animal Health Incorporated «†	20,029	631,514

Industrials: 11.08%

Aerospace & Defense: 1.27%

Teledyne Technologies Incorporated †	5,000	1,035,350

Commercial Services & Supplies: 4.05%

Cintas Corporation	6,500	1,091,935

Waste Connections Incorporated	29,746	2,208,641

		3,300,576

Electrical Equipment: 1.22%

Rockwell Automation Incorporated	6,600	993,168

Road & Rail: 2.27%

Union Pacific Corporation	13,400	1,852,282

Trading Companies & Distributors: 2.27%

SiteOne Landscape Supply Incorporated †	16,900	934,063

Univar Incorporated †	51,812	919,145

		1,853,208

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Omega Growth Fund	13

Security name	Shares	Value

Information Technology: 35.26%

Communications Equipment: 1.86%

Motorola Solutions Incorporated	13,200	$1,518,528

Electronic Equipment, Instruments & Components: 2.47%

Littelfuse Incorporated	3,900	668,772

Zebra Technologies Corporation Class A †	8,459	1,346,927

		2,015,699

IT Services: 18.74%

Black Knight Incorporated †	29,500	1,329,270

EPAM Systems Incorporated †	12,615	1,463,466

Euronet Worldwide Incorporated †	10,300	1,054,514

Fidelity National Information Services Incorporated	11,200	1,148,560

First Data Corporation Class A †	100,600	1,701,146

Gartner Incorporated †	7,100	907,664

PayPal Holdings Incorporated †	10,400	874,536

Shopify Incorporated Class A «†	6,100	844,545

Total System Services Incorporated	13,700	1,113,673

Visa Incorporated Class A	27,244	3,594,573

WEX Incorporated †	8,912	1,248,215

		15,280,162

Semiconductors & Semiconductor Equipment: 0.71%

Infineon Technologies AG ADR	28,800	575,568

Software: 11.48%

Autodesk Incorporated †	6,000	771,660

Microsoft Corporation	56,900	5,779,333

Salesforce.com Incorporated †	9,800	1,342,306

ServiceNow Incorporated †	4,950	881,348

Ultimate Software Group Incorporated †	2,400	587,688

		9,362,335

Materials: 3.99%

Chemicals: 3.05%

Ingevity Corporation †	12,300	1,029,387

The Sherwin-Williams Company	3,700	1,455,802

		2,485,189

Construction Materials: 0.94%

Vulcan Materials Company	7,800	770,640

Real Estate: 0.38%

Equity REITs: 0.38%

SBA Communications Corporation †	1,900	307,591

Total Common Stocks (Cost $61,002,464)		80,625,578

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Omega Growth Fund	Portfolio of investments—December 31, 2018

Security name	Yield	Shares	Value

Short-Term Investments: 2.38%

Investment Companies: 2.38%

Securities Lending Cash Investments LLC (l)(r)(u)	2.38%	1,407,101	$1,407,242

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.33	535,572	535,572

Total Short-Term Investments (Cost $1,942,814)			1,942,814

Total investments in securities (Cost $62,945,278)	101.26%	82,568,392

Other assets and liabilities, net	(1.26)	(1,025,623)

Total net assets	100.00%	$81,542,769

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	551,145	32,513,975	31,658,019	1,407,101	$(608)	$0	$20,926	$1,407,242
Wells Fargo Government Money Market Fund Select Class	549,089	21,911,389	21,924,906	535,572	0	0	13,187	535,572

					$(608)	$0	$34,113	$1,942,814	2.38%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2018	Wells Fargo VT Omega Growth Fund	15

Assets
Investments in unaffiliated securities (including $1,411,539 of securities loaned), at value (cost $61,002,464)	$80,625,578
Investments in affiliated securities, at value (cost $1,942,814)	1,942,814
Receivable for investments sold	589,361
Receivable for Fund shares sold	27,926
Receivable for dividends	25,884
Receivable for securities lending income	281
Prepaid expenses and other assets	2,594

Total assets	83,214,438

Liabilities
Payable upon receipt of securities loaned	1,407,850
Payable for investments purchased	161,905
Management fee payable	39,001
Payable for Fund shares redeemed	21,566
Distribution fee payable	11,001
Administration fees payable	5,926
Trustees’ fees and expenses payable	2,652
Accrued expenses and other liabilities	21,768

Total liabilities	1,671,669

Total net assets	$81,542,769

NET ASSETS CONSIST OF
Paid-in capital	$51,140,202
Total distributable earnings	30,402,567

Total net assets	$81,542,769

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$33,042,511
Shares outstanding – Class 1[1]	1,257,841
Net asset value per share – Class 1	$26.27
Net assets – Class 2	$48,500,258
Shares outstanding – Class 2[1]	1,922,511
Net asset value per share – Class 2	$25.23

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Omega Growth Fund	Statement of operations—year ended December 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $4,994)	$598,612
Income from affiliated securities	16,993

Total investment income	615,605

Expenses
Management fee	570,394
Administration fees
Class 1	31,208
Class 2	44,845
Distribution fee
Class 2	140,141
Custody and accounting fees	11,653
Professional fees	47,726
Shareholder report expenses	32,420
Trustees’ fees and expenses	20,984
Other fees and expenses	6,395

Total expenses	905,766
Less: Fee waivers and/or expense reimbursements	(52,634)

Net expenses	853,132

Net investment loss	(237,527)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	11,146,796
Affiliated securities	(608)

Net realized gains on investments	11,146,188
Net change in unrealized gains (losses) on investments	(9,518,553)

Net realized and unrealized gains (losses) on investments	1,627,635

Net increase in net assets resulting from operations	$1,390,108

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Omega Growth Fund	17

	Year ended December 31, 2018		Year ended December 31, 2017[1]

Operations
Net investment loss		$(237,527)		$(177,609)
Net realized gains on investments		11,146,188		10,095,655
Net change in unrealized gains (losses) on investments		(9,518,553)		15,304,268

Net increase in net assets resulting from operations		1,390,108		25,222,314

Distributions to shareholders from net investment income and net realized gains
Class 1		(3,962,536)		(1,231,821)
Class 2		(5,801,475)		(1,430,543)

Total distributions to shareholders		(9,764,011)		(2,662,364)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	74,692	2,307,442	120,268	3,106,930
Class 2	189,773	5,507,051	281,240	7,004,117

		7,814,493		10,111,047

Reinvestment of distributions
Class 1	130,820	3,962,536	47,341	1,231,821
Class 2	199,226	5,801,475	57,039	1,430,543

		9,764,011		2,662,364

Payment for shares redeemed
Class 1	(282,285)	(8,571,767)	(336,089)	(8,699,569)
Class 2	(413,436)	(12,110,737)	(387,758)	(9,670,121)

		(20,682,504)		(18,369,690)

Net decrease in net assets resulting from capital share transactions		(3,104,000)		(5,596,279)

Total increase (decrease) in net assets		(11,477,903)		16,963,671

Net assets
Beginning of period		93,020,672		76,057,001

End of period		$81,542,769		$93,020,672

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at December 31, 2017 was $1,558. The disaggregated distributions information for the year ended December 31, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2018	2017	2016	2015	2014
Net asset value, beginning of period	$28.99	$22.20	$23.30	$27.57	$32.78
Net investment income (loss)	(0.03)[1]	(0.02)[1]	0.10	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	0.62	7.68	0.05	0.52	1.22

Total from investment operations	0.59	7.66	0.15	0.49	1.19
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	0.00	0.00
Net realized gains	(3.31)	(0.81)	(1.25)	(4.76)	(6.40)

Total distributions to shareholders	(3.31)	(0.87)	(1.25)	(4.76)	(6.40)
Net asset value, end of period	$26.27	$28.99	$22.20	$23.30	$27.57
Total return[2]	0.52%	34.95%	0.77%	1.62%	4.09%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.82%	0.79%	0.75%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.10)%	(0.07)%	0.26%	(0.11)%	(0.10)%
Supplemental data
Portfolio turnover rate	46%	67%	90%	101%	88%
Net assets, end of period (000s omitted)	$33,043	$38,687	$33,373	$40,362	$47,210

[1]	Calculated based upon average shares outstanding

[2]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$27.91	$21.38	$22.54	$26.89	$32.19
Net investment income (loss)	(0.11)	(0.08)	0.00 [1,2]	(0.09)	(0.10)
Net realized and unrealized gains (losses) on investments	0.61	7.39	0.09	0.50	1.20

Total from investment operations	0.50	7.31	0.09	0.41	1.10
Distributions to shareholders from
Net investment income	0.00	(0.00)[2]	0.00	0.00	0.00
Net realized gains	(3.18)	(0.78)	(1.25)	(4.76)	(6.40)

Total distributions to shareholders	(3.18)	(0.78)	(1.25)	(4.76)	(6.40)
Net asset value, end of period	$25.23	$27.91	$21.38	$22.54	$26.89
Total return[3]	0.28%	34.60%	0.52%	1.34%	3.86%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.07%	1.07%	1.04%	1.00%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.35)%	(0.31)%	0.01%	(0.36)%	(0.35)%
Supplemental data
Portfolio turnover rate	46%	67%	90%	101%	88%
Net assets, end of period (000s omitted)	$48,500	$54,334	$42,684	$49,963	$59,035

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo VT Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The

Notes to financial statements	Wells Fargo VT Omega Growth Fund	21

Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2018, the aggregate cost of all investments for federal income tax purposes was $63,022,977 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$23,187,600

Gross unrealized losses	(3,642,185)

Net unrealized gains	$19,545,415

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$1,946	$(1,946)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

22	Wells Fargo VT Omega Growth Fund	Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$8,652,978	$0	$0	$8,652,978

Consumer discretionary	14,784,133	0	0	14,784,133

Energy	578,688	0	0	578,688

Financials	3,566,635	0	0	3,566,635

Health care	11,692,848	0	0	11,692,848

Industrials	9,034,584	0	0	9,034,584

Information technology	28,752,292	0	0	28,752,292

Materials	3,255,829	0	0	3,255,829

Real estate	307,591	0	0	307,591

Short-term investments

Investment companies	535,572	1,407,242	0	1,942,814

Total assets	$81,161,150	$1,407,242	$0	$82,568,392

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended December 31, 2018, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo VT Omega Growth Fund	23

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2018 were $43,362,864 and $56,442,567, respectively.

6. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	Year ended December 31

	2018	2017

Ordinary income	$2,889,465	$95,107

Long-term capital gain	6,874,546	2,567,257

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$1,104,194	$9,754,321	$19,545,415

24	Wells Fargo VT Omega Growth Fund	Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended December 31, 2017 were as follows:

	Net investment income	Net realized gains

Class 1	$89,539	$1,142,282

Class 2	5,604	1,424,939

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10 NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo VT Omega Growth Fund	25

TO THE SHAREHOLDERS OF THE FUND AND

BOARD OF TRUSTEES OF THE WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Omega Growth Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditors of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditors of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 22, 2019

26	Wells Fargo VT Omega Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 16.11% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $6,874,546 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Omega Growth Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28	Wells Fargo VT Omega Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo VT Omega Growth Fund	29

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris replaced Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield retired on December 31, 2018.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320439 02-19 AVT5/AR151 12-18

Annual Report

December 31, 2018

Wells Fargo VT Opportunity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Opportunity Fund for the 12-month period that ended December 31, 2018. The year opened with strong performance for equity and fixed-income markets. The remainder of the reporting period generated investing results that were decidedly more mixed and volatile.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 4.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 14.20%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.57%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 was essentially flat at a 0.01% return while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.15%. The Bloomberg Barclays Municipal Bond Index6 added 1.28%, and the ICE BofAML U.S. High Yield Index7 dropped 2.26%.

Optimism shaped markets in early 2018.

Synchronized global growth, low inflation, healthy corporate earnings and consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth characterized investment markets entering 2018.

The U.S. Federal Reserve (Fed) and the Bank of England (BOE) continued with plans to increase rates from ultralow levels, reflecting their confidence that economic expansions were underway and durable. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.50% and 1.75% in March 2018. The December 2018 federal funds rate increase of 25 bps from 2.25% to 2.50% was the ninth since the Fed began raising rates three years ago from near zero. The BOE, having raised its monetary policy rate to 0.50% in November 2017, increased the rate again in August 2018 to 0.75%.

In the U.S., increases in long-term rates were not as consistent as the short-term rate increases initiated by the Fed, leading to a flatter U.S. Treasury yield curve. In addition, the prospect of inflation emerged. A flatter yield curve and inflation concerns weakened investor sentiment for equities as the year progressed. In the U.K., Brexit debates created uncertainty among investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo VT Opportunity Fund	3

Meanwhile, the European Central Bank and the Bank of Japan sustained low interest rates to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas, investment markets fell, hurt by a strengthening U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.18% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second and third quarters of 2018. The U.S. imposed tariffs on a wide range of products manufactured overseas. Foreign governments retaliated with tariffs that punished U.S. commodity producers and product manufacturers. Investors wondered about next steps as divergence in global economic policies and growth prospects widened.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) growth data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.71% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In particular, signs of slowing economic growth in China created uncertainty for investors. Amid rising trade tensions, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and trade tensions remained headwinds for investors overseas.

Equity markets were volatile during the fourth quarter.

Negative stock market performance during October and December bracketed a mildly positive November, as measured by the S&P 500 Index and the MSCI ACWI ex USA Index (Net). As interest rates and bond yields gained during October, stock markets struggled. Readings on consumer sentiment and business spending were mixed. Markets rebounded in November. The U.S. and China agreed to halt further increases in tariffs and engage in additional negotiations. While November returns were positive, the loss for the full fourth quarter was substantial for equity investors globally, with the S&P down 13.52% and the MSCI ACWI ex USA Index (Net) down 11.46%. December’s S&P 500 Index performance was the lowest since 1931. Globally, fixed income investments fared better than stocks during the last two months of the year as conflicting signals unsettled investors’ outlooks.

Equity investors confronted a number of changing conditions. In November’s mid-term elections, control of the U.S. House of Representatives shifted from Republicans to Democrats, presaging potential partisan disputes. Progress on

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China.

Global trade tensions escalated during the second and third quarters of 2018.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo VT Opportunity Fund	Letter to shareholders (unaudited)

Brexit negotiations stalled in the UK. In China, the value of the yuan declined to low levels last seen in 2008. Oil prices continued to fall. The Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December 2018. A late-December dispute over spending and immigration policy resulted in a partial U.S. government shutdown that continued through the end of the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

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6	Wells Fargo VT Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher J. Miller, CFA®‡

Average annual total returns (%) as of December 31, 2018

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 1[3]	8-26-2011	-6.93	6.34	13.56	0.86	0.75

Class 2	5-8-1992	-7.15	6.08	13.35	1.11	1.00

Russell 3000® Index[4]	–	-5.24	7.91	13.18	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Opportunity Fund	7

Growth of $10,000 investment as of December 31, 2018[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns for Class 1 shares would be higher.

[4]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]

The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo VT Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended December 31, 2018.

∎	The Fund’s holdings within the health care and energy sectors detracted from performance during the period.

∎	Stock selection in the financials and consumer staples sectors contributed to Fund performance during the period.

2018 was a year of strong crosscurrents in the U.S. equity markets. Investor enthusiasm spilled over from the prior year into the first three quarters of 2018, reinforced by a strong U.S. economy. The Fund’s benchmark, the Russell 3000® Index, was flat for the first quarter, rose to new heights during the second and third quarters, and sharply declined during the fourth quarter to end the year down 5.2%. Technology-related and health care sectors led during the stock market rally in the first three quarters of the year, while bond proxies and defensive sectors outperformed during the pullback in the last quarter. Health care, information technology (IT), and utilities were the only sectors in the benchmark that had positive returns at year-end. Market volatility rose in the last quarter of the year as stock prices declined. Across the broader market spectrum, larger-cap and growth stocks generally outperformed smaller-cap and value stocks.

The lowering of corporate taxes, the reduction in burdensome regulations, and other progrowth government policies fueled optimism among U.S. businesses and bolstered overall economic activity to continue the nearly 10-year-old economic expansion. U.S. equity markets also benefited from the repatriation of cash held overseas, a significant ramp-up in share buybacks, increased capital spending, initial public offerings, and high-profile merger and acquisition activity. The U.S. economy remained resilient with the gross domestic product having increased for 18 quarters in a row, unemployment reaching recovery lows, and job openings at recovery highs. Lower personal income taxes and household debt ratios, combined with higher household net worth and new housing starts, contributed to consumer confidence and optimism. However, investor sentiment turned during the fourth quarter of 2018 over concerns about inflation, interest rates, trade disputes, and the slowing of global economic growth. While the U.S. government has negotiated agreements with its North American neighbors and Europe, trade discussions with China are still ongoing and creating uncertainty in the market. The U.S. Federal Reserve (Fed) raised its benchmark interest rate four times during the reporting period, most recently to a range of 2.25% to 2.50% at its December 2018 meeting. The yield curve continued to flatten for most of the year, with the spread between the 2- and 10-year U.S Treasury yields at its lowest level since the financial crisis.

Throughout all of the market and economic events that occurred during the reporting period, we continued to seek well-positioned companies—those with good business models, strong management teams, and healthy cash flows—trading at attractive discounts to their private market valuations (PMVs). The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.

Ten largest holdings (%) as of December 31, 2018[6]

Alphabet Incorporated Class C	3.88

Salesforce.com Incorporated	3.18

LivaNova plc	2.93

Novartis AG ADR	2.63

MasterCard Incorporated Class A	2.61

E*TRADE Financial Corporation	2.59

PNC Financial Services Group Incorporated	2.35

EOG Resources Incorporated	2.34

Starbucks Corporation	2.33

General Motors Company	2.22

Stock selection in the health care and energy sectors negatively affected Fund performance.

Health care was the best-performing sector in the benchmark, but the Fund’s holdings in the biotechnology and pharmaceutical industries did not keep up with their peers. Celgene Corporation—a biotechnology company that focuses on cancer and inflammatory diseases—declined due to pricing pressures, increased competition, and the discontinuation or delay of certain therapeutics in its pipeline. Mylan N.V.—a generic and specialty pharmaceutical company—declined over delays in pipeline drugs, continued generic pricing pressure, and quality-control issues at a manufacturing facility.

Energy was the worst-performing sector in the benchmark, declining almost 20% for the year. This was primarily driven by the price of crude oil, which rose steadily during the first three quarters but then declined sharply during the last

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Opportunity Fund	9

quarter to end the year down 24%. Stronger-than-expected growth in U.S. supply, record production from Russia and Saudi Arabia, and short-term waivers related to Iranian sanctions led to the steep decline in crude-oil prices. Our energy holdings are overweight compared with the benchmark and primarily consist of exploration and production (E&P) companies that are operating in the Permian Basin, a part of the western portion of the U.S. mid-continent oil field, and are negatively affected by lower oil prices. Concho Resources Incorporated and EOG Resources, Incorporated, are two such E&P companies in the Fund. A lack of exposure to the utilities sector also hurt relative performance.

Sector distribution as of December 31, 2018[7]

Holdings within the financials and consumer staples sectors contributed to the Fund’s performance.

Fund holdings in the financials sector were overweight and outperformed the benchmark. Financials were relatively flat at the end of the first three quarters but declined during the fourth quarter to end the year down almost 13%. The sector is sensitive to interest rates, the yield curve, and market movements. Fund holdings in the capital markets and insurance industries outperformed their peers. Intercontinental Exchange, Incorporated, and Willis Towers Watson plc were two such stocks in the portfolio that contributed to relative performance.

Fund holdings in the consumer staples sector were underweight and outperformed the benchmark. Church & Dwight Company, Incorporated, was one of the best-performing stocks in the sector, rising 33% for the year on the strength of solid fundamentals, a strong product portfolio, and a more U.S.-centric business versus peers. A timely exit out of our position in The Estee Lauder Companies Incorporated*—a manufacturer of skin care, makeup, fragrance, and hair care products—returned almost 15% during the year that the Fund owned the stock. Fund holdings in the software and IT services industries also outperformed their peers. Salesforce.com, incorporated, and Red Hat, Incorporated, two software companies benefiting from the shift to software-as-a-service delivery models, were the largest contributors to relative performance, returning 34% and 46%, respectively, for the year. In October 2018, IBM Corporation announced its acquisition of Red Hat for $34 billion, making it the third-largest acquisition in the history of U.S. technology companies.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed the upper end of their PMV range.

Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the health care, financials, and energy sectors while being underweight the consumer staples, utilities, and IT sectors. Through our investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMVs of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMV.

Some of these themes may prevail into 2019.

Looking ahead into 2019, interest rates, energy prices, the policies of the U.S. government, and global trade agreements likely may be themes that influence the overall market and the relative performance of the Fund. Lower taxes and reduced regulations have already had an impact on the overall U.S. economy, but a divided U.S. Congress after the 2018 midterm elections may slow down the pace and direction of reform. The U.S and China are in the middle of intense trade negotiations that could affect bilateral as well as global trade. The U.S. economy is on its way to the longest expansion in history, but even though it is late in the economic cycle, there are still many indicators that do not foreshadow a recession in the near future. Most major global economies are expected to slow down in contrast to the synchronized growth of previous years. The Fed may slow down the rate of reduction to its balance sheet and the rate of interest rate increases to soften the impact on the financial markets.

Please see footnotes on page 7.

10	Wells Fargo VT Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2018	Ending account value 12-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 1

Actual	$1,000.00	$903.34	$3.60	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2

Actual	$1,000.00	$902.28	$4.79	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2018	Wells Fargo VT Opportunity Fund	11

Security name	Shares	Value

Common Stocks: 98.42%

Communication Services: 7.46%

Interactive Media & Services: 5.67%

Alphabet Incorporated Class C †	6,079	$6,295,473

Facebook Incorporated Class A †	22,072	2,893,418

		9,188,891

Media: 1.79%

Comcast Corporation Class A	85,402	2,907,938

Consumer Discretionary: 9.18%

Automobiles: 2.22%

General Motors Company	107,414	3,592,998

Hotels, Restaurants & Leisure: 2.33%

Starbucks Corporation	58,719	3,781,504

Internet & Direct Marketing Retail: 2.03%

Amazon.com Incorporated †	2,190	3,289,314

Multiline Retail: 1.90%

Dollar General Corporation	28,490	3,079,199

Specialty Retail: 0.70%

L Brands Incorporated	44,308	1,137,386

Consumer Staples: 3.00%

Beverages: 1.29%

Molson Coors Brewing Company Class B	37,393	2,099,991

Household Products: 1.71%

Church & Dwight Company Incorporated	42,159	2,772,376

Energy: 6.90%

Oil, Gas & Consumable Fuels: 6.90%

Anadarko Petroleum Corporation	42,539	1,864,910

Cimarex Energy Company	17,199	1,060,318

Concho Resources Incorporated †	26,280	2,701,321

EOG Resources Incorporated	43,570	3,799,740

Noble Energy Incorporated	94,183	1,766,873

		11,193,162

Financials: 16.88%

Banks: 5.72%

Pinnacle Financial Partners Incorporated	50,244	2,316,248

PNC Financial Services Group Incorporated	32,628	3,814,539

Webster Financial Corporation	63,673	3,138,442

		9,269,229

Capital Markets: 5.98%

E*TRADE Financial Corporation	95,820	4,204,582

Intercontinental Exchange Incorporated	38,616	2,908,943

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Opportunity Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Capital Markets (continued)

S&P Global Incorporated	15,253	$2,592,095

		9,705,620

Insurance: 5.18%

Chubb Limited	24,625	3,181,058

Marsh & McLennan Companies Incorporated	30,524	2,434,289

Willis Towers Watson plc	18,298	2,778,734

		8,394,081

Health Care: 17.63%

Biotechnology: 1.79%

Alexion Pharmaceuticals Incorporated †	10,985	1,069,500

Celgene Corporation †	28,536	1,828,872

		2,898,372

Health Care Equipment & Supplies: 5.83%

LivaNova plc †	51,883	4,745,738

Medtronic plc	31,395	2,855,689

Zimmer Biomet Holdings Incorporated	17,849	1,851,298

		9,452,725

Health Care Providers & Services: 1.50%

Cigna Corporation	12,772	2,425,658

Life Sciences Tools & Services: 4.80%

Agilent Technologies Incorporated	34,751	2,344,302

Bio-Rad Laboratories Incorporated Class A †	12,095	2,808,701

Thermo Fisher Scientific Incorporated	11,784	2,637,141

		7,790,144

Pharmaceuticals: 3.71%

Mylan NV †	63,529	1,740,695

Novartis AG ADR	49,783	4,271,879

		6,012,574

Industrials: 11.03%

Aerospace & Defense: 3.76%

Airbus SE	36,018	3,464,829

Safran SA	21,851	2,638,771

		6,103,600

Airlines: 1.94%

Alaska Air Group Incorporated	24,793	1,508,654

Delta Air Lines Incorporated	32,841	1,638,766

		3,147,420

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Opportunity Fund	13

Security name	Shares	Value

Building Products: 1.25%

Fortune Brands Home & Security Incorporated	53,249	$2,022,930

Commercial Services & Supplies: 1.44%

Republic Services Incorporated	32,378	2,334,130

Machinery: 2.64%

Gardner Denver Holdings Incorporated †	113,748	2,326,147

ITT Incorporated	40,469	1,953,439

		4,279,586

Information Technology: 19.28%

Electronic Equipment, Instruments & Components: 1.64%

Amphenol Corporation Class A	32,869	2,663,046

IT Services: 4.39%

Fidelity National Information Services Incorporated	28,132	2,884,937

MasterCard Incorporated Class A	22,430	4,231,420

		7,116,357

Semiconductors & Semiconductor Equipment: 3.47%

Marvell Technology Group Limited	127,431	2,063,108

Texas Instruments Incorporated	37,682	3,560,949

		5,624,057

Software: 7.90%

Oracle Corporation	76,941	3,473,886

Red Hat Incorporated †	14,317	2,514,638

Salesforce.com Incorporated †	37,665	5,158,975

Ultimate Software Group Incorporated †	6,765	1,656,546

		12,804,045

Technology Hardware, Storage & Peripherals: 1.88%

Apple Incorporated	19,370	3,055,424

Materials: 3.97%

Chemicals: 1.90%

The Sherwin-Williams Company	7,840	3,084,726

Metals & Mining: 2.07%

Royal Gold Incorporated	20,534	1,758,737

Steel Dynamics Incorporated	52,901	1,589,146

		3,347,883

Real Estate: 3.09%

Equity REITs: 3.09%

American Tower Corporation	16,052	2,539,266

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Opportunity Fund	Portfolio of investments—December 31, 2018

Security name		Shares	Value

Equity REITs (continued)

Equinix Incorporated		6,992	$2,465,100

			5,004,366

Total Common Stocks (Cost $140,304,763)			159,578,732

Yield
Short-Term Investments: 1.62%

Investment Companies: 1.62%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.33%	2,621,241	2,621,241

Total Short-Term Investments (Cost $2,621,241)			2,621,241

Total investments in securities (Cost $142,926,004)	100.04%	162,199,973

Other assets and liabilities, net	(0.04)	(63,328)

Total net assets	100.00%	$162,136,645

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	1,834,271	26,759,506	28,593,777	0	$0	$0	$18,702	$0
Wells Fargo Government Money Market Fund Select Class	1,281,721	47,324,152	45,984,632	2,621,241	0	0	34,942	2,621,241

					$0	$0	$53,644	$2,621,241	1.62%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2018	Wells Fargo VT Opportunity Fund	15

Assets
Investments in unaffiliated securities, at value (cost $140,304,763)	$159,578,732
Investments in affiliated securities, at value (cost $2,621,241)	2,621,241
Receivable for Fund shares sold	40,636
Receivable for dividends	181,295
Prepaid expenses and other assets	3,524

Total assets	162,425,428

Liabilities
Payable for Fund shares redeemed	135,769
Management fee payable	87,895
Distribution fee payable	30,733
Administration fees payable	11,820
Trustees’ fees and expenses payable	2,444
Accrued expenses and other liabilities	20,122

Total liabilities	288,783

Total net assets	$162,136,645

NET ASSETS CONSIST OF
Paid-in capital	$122,083,885
Total distributable earnings	40,052,760

Total net assets	$162,136,645

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$27,164,544
Shares outstanding – Class 1[1]	1,193,491
Net asset value per share – Class 1	$22.76
Net assets – Class 2	$134,972,101
Shares outstanding – Class 2[1]	5,907,577
Net asset value per share – Class 2	$22.85

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Opportunity Fund	Statement of operations—year ended December 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $39,854)	$2,386,182
Income from affiliated securities	39,261

Total investment income	2,425,443

Expenses
Management fee	1,340,544
Administration fees
Class 1	25,932
Class 2	127,273
Distribution fee
Class 2	397,729
Custody and accounting fees	10,158
Professional fees	49,460
Shareholder report expenses	28,569
Trustees’ fees and expenses	20,727
Other fees and expenses	8,079

Total expenses	2,008,471
Less: Fee waivers and/or expense reimbursements	(174,447)

Net expenses	1,834,024

Net investment income	591,419

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	21,042,285
Net change in unrealized gains (losses) on investments	(33,356,075)

Net realized and unrealized gains (losses) on investments	(12,313,790)

Net decrease in net assets resulting from operations	$(11,722,371)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Opportunity Fund	17

	Year ended December 31, 2018		Year ended December 31, 2017[1]

Operations
Net investment income		$591,419		$440,303
Net realized gains on investments		21,042,285		18,015,602
Net change in unrealized gains (losses) on investments		(33,356,075)		18,001,678

Net increase (decrease) in net assets resulting from operations		(11,722,371)		36,457,583

Distributions to shareholders from investment income and net realized gains
Class 1		(3,183,122)		(3,002,062)
Class 2		(15,162,715)		(14,161,098)

Total distributions to shareholders		(18,345,837)		(17,163,160)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	16,978	449,959	8,545	222,675
Class 2	93,938	2,507,781	140,928	3,674,333

		2,957,740		3,897,008

Reinvestment of distributions
Class 1	122,902	3,183,122	120,130	3,002,062
Class 2	582,519	15,162,715	564,187	14,161,098

		18,345,837		17,163,160

Payment for shares redeemed
Class 1	(197,598)	(5,238,064)	(220,389)	(5,708,178)
Class 2	(885,281)	(23,695,490)	(1,024,313)	(26,629,848)

		(28,933,554)		(32,338,026)

Net decrease in net assets resulting from capital share transactions		(7,629,977)		(11,277,858)

Total increase (decrease) in net assets		(37,698,185)		8,016,565

Net assets
Beginning of period		199,834,830		191,818,265

End of period		$162,136,645		$199,834,830

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at December 31, 2017 was $432,141. The disaggregated distributions information for the year ended December 31, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2018	2017	2016	2015	2014
Net asset value, beginning of period	$27.05	$24.60	$25.00	$28.82	$26.11
Net investment income	0.15	0.13	0.22	0.57	0.10
Net realized and unrealized gains (losses) on investments	(1.69)	4.77	2.59	(1.28)	2.69

Total from investment operations	(1.54)	4.90	2.81	(0.71)	2.79
Distributions to shareholders from
Net investment income	(0.12)	(0.25)	(0.60)	(0.12)	(0.08)
Net realized gains	(2.63)	(2.20)	(2.61)	(2.99)	0.00

Total distributions to shareholders	(2.75)	(2.45)	(3.21)	(3.11)	(0.08)
Net asset value, end of period	$22.76	$27.05	$24.60	$25.00	$28.82
Total return[1]	(6.93)%	20.72%	12.52%	(2.85)%	10.70%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.85%	0.84%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.52%	0.43%	0.65%	2.02%	0.37%
Supplemental data
Portfolio turnover rate	31%	36%	47%	41%	33%
Net assets, end of period (000s omitted)	$27,165	$33,843	$33,035	$35,539	$42,178

[1]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Opportunity Fund	19

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$27.14	$24.67	$25.05	$28.86	$26.15
Net investment income	0.08	0.06	0.13	0.50	0.04
Net realized and unrealized gains (losses) on investments	(1.69)	4.79	2.63	(1.28)	2.69

Total from investment operations	(1.61)	4.85	2.76	(0.78)	2.73
Distributions to shareholders from
Net investment income	(0.05)	(0.18)	(0.53)	(0.04)	(0.02)
Net realized gains	(2.63)	(2.20)	(2.61)	(2.99)	0.00

Total distributions to shareholders	(2.68)	(2.38)	(3.14)	(3.03)	(0.02)
Net asset value, end of period	$22.85	$27.14	$24.67	$25.05	$28.86
Total return[1]	(7.15)%	20.44%	12.23%	(3.08)%	10.42%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.11%	1.10%	1.09%	1.07%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.27%	0.18%	0.39%	1.76%	0.12%
Supplemental data
Portfolio turnover rate	31%	36%	47%	41%	33%
Net assets, end of period (000s omitted)	$134,972	$165,992	$158,783	$169,090	$201,347

[1]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo VT Opportunity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise

Notes to financial statements	Wells Fargo VT Opportunity Fund	21

from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2018, the aggregate cost of all investments for federal income tax purposes was $143,180,595 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$31,877,370

Gross unrealized losses	(12,857,992)

Net unrealized gains	$19,019,378

22	Wells Fargo VT Opportunity Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions In determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$12,096,829	$0	$0	$12,096,829

Consumer discretionary	14,880,401	0	0	14,880,401

Consumer staples	4,872,367	0	0	4,872,367

Energy	11,193,162	0	0	11,193,162

Financials	27,368,930	0	0	27,368,930

Health care	28,579,473	0	0	28,579,473

Industrials	17,887,666	0	0	17,887,666

Information technology	31,262,929	0	0	31,262,929

Materials	6,432,609	0	0	6,432,609

Real estate	5,004,366	0	0	5,004,366

Short-term investments

Investment companies	2,621,241	0	0	2,621,241

Total assets	$162,199,973	$0	$0	$162,199,973

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement,

Notes to financial statements	Wells Fargo VT Opportunity Fund	23

Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.58% as the average daily net assets of the Fund increase. For the year ended December 31, 2018, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2018 were $59,183,562 and $86,148,747, respectively.

6. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	Year ended December 31

	2018	2017

Ordinary income	$2,336,878	$3,604,986

Long-term capital gain	16,008,959	13,558,174

24	Wells Fargo VT Opportunity Fund	Notes to financial statements

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$590,879	$20,448,069	$19,019,378

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended December 31, 2017 were as follows:

	Net investment income	Net realized gains

Class 1	$307,324	$2,694,738

Class 2	1,087,465	13,073,633

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo VT Opportunity Fund	25

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF THE WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Opportunity Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditors of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditors of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 22, 2019

26	Wells Fargo VT Opportunity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 69.54% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $16,008,959 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800- 260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Opportunity Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28	Wells Fargo VT Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo VT Opportunity Fund	29

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris replaced Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield retired on December 31, 2018.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320440 02-19 AVT6/AR152 12-18

Annual Report

December 31, 2018

Wells Fargo VT Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Small Cap Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Small Cap Growth Fund for the 12-month period that ended December 31, 2018. The year opened with strong performance for equity and fixed-income markets. The remainder of the reporting period generated investing results that were decidedly more mixed and volatile.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 4.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 14.20%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 14.57%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 was essentially flat at a 0.01% return while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.15%. The Bloomberg Barclays Municipal Bond Index6 added 1.28%, and the ICE BofAML U.S. High Yield Index7 dropped 2.26%.

Optimism shaped markets in early 2018.

Synchronized global growth, low inflation, healthy corporate earnings and consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth characterized investment markets entering 2018.

The U.S. Federal Reserve (Fed) and the Bank of England (BOE) continued with plans to increase rates from ultralow levels, reflecting their confidence that economic expansions were underway and durable. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.50% and 1.75% in March 2018. It was the first of four increases during 2018. The December 2018 federal funds rate increase of 25 bps from 2.25% to 2.50% was the ninth since the Fed began raising rates three years ago from near zero. The BOE, having raised its monetary policy rate to 0.50% in November 2017, increased the rate again in August 2018 to 0.75%.

In the U.S., increases in long-term rates were not as consistent as the short-term rate increases initiated by the Fed, leading to a flatter U.S. Treasury yield curve. In addition, the prospect of inflation emerged. A flatter yield curve and inflation concerns weakened investor sentiment for equities as the year progressed. In the U.K., Brexit debates created uncertainty among investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo VT Small Cap Growth Fund	3

Meanwhile, the European Central Bank and the Bank of Japan sustained low interest rates to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas, investment markets fell, hurt by a strengthening U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.18% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second and third quarters of 2018. The U.S. imposed tariffs on a wide range of products manufactured overseas. Foreign governments retaliated with tariffs that punished U.S. commodity producers and product manufacturers. Investors wondered about next steps as divergence in global economic policies and growth prospects widened.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) growth data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.71% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In particular, signs of slowing economic growth in China created uncertainty for investors. Amid rising trade tensions, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and trade tensions remained headwinds for investors overseas.

Equity markets were volatile during the fourth quarter.

Negative stock market performance during October and December bracketed a mildly positive November, as measured by the S&P 500 Index and the MSCI ACWI ex USA Index (Net). As interest rates and bond yields gained during October, stock markets struggled. Readings on consumer sentiment and business spending were mixed. Markets rebounded in November. The U.S. and China agreed to halt further increases in tariffs and engage in additional negotiations. While November returns were positive, the loss for the full fourth quarter was substantial for equity investors globally, with the S&P down 13.52% and the MSCI ACWI ex USA Index (Net) down 11.46%. December’s S&P 500 Index performance was the lowest since 1931. Globally, fixed income investments fared better than stocks during the last two months of the year as conflicting signals unsettled investors’ outlooks.

As the first quarter closed, investor concerns increased about inflation and trade, particularly between the U.S. and China.

Global trade tensions escalated during the second and third quarters of 2018.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo VT Small Cap Growth Fund	Letter to shareholders (unaudited)

Equity investors confronted a number of changing conditions. In November’s mid-term elections, control of the U.S. House of Representatives shifted from Republicans to Democrats, presaging potential partisan disputes. Progress on Brexit negotiations stalled in the UK. In China, the value of the yuan declined to low levels last seen in 2008. Oil prices continued to fall. The Fed increased the federal funds rate by 25 bps to a target range of between 2.25% and 2.50% in December 2018. A late-December dispute over spending and immigration policy resulted in a partial U.S. government shutdown that continued through the end of the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

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6	Wells Fargo VT Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CFP

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of December 31, 2018

						Expense ratios[1] (%)
	Inception date	1 year		5 year	10 year	Gross	Net[2]

Class 1[3]	7-16-2010	1.48		5.78	14.86	0.95	0.95

Class 2	5-1-1995	1.31	*	5.54	14.63	1.20	1.20

Russell 2000® Growth Index[4]	–	-9.31		5.13	13.52	–	–
*	Total return differs from the return in the financial highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the financial highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Small Cap Growth Fund	7

Growth of $10,000 investment as of December 31, 2018[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which inclue 0.01% in acquired fund fees. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns for Class 1 shares would be higher.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo VT Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2018.

∎	Stock selection within the information technology (IT), health care, and consumer discretionary sectors contributed to relative performance.

∎	Stock selection in the industrials sector detracted from relative performance.

After several months of solid strength in the equity market, volatility reemerged during 2018, sending stocks sharply lower in the fourth quarter as a flattening yield curve, corporate debt concerns, a pullback in commodities, tariff and trade concerns, and hues of decelerating global growth flustered markets. Weakness late in the year had a resounding effect on overall market returns as broad equity indices as well as various style indices produced negative total returns in 2018. By comparison, our Fund generated slightly positive returns as our companies largely benefited from constructive idiosyncratic dynamics and secular growth catalysts in a variety of areas by gaining share in their respective market segments. We believe that the holdings in our portfolio possess the innovation, pricing power, and market opportunities to achieve strong growth in a variety of economic scenarios.

Ten largest holdings (%) as of December 31, 2018[6]

InterXion Holding NV	3.02

ASGN Incorporated	2.96

Ligand Pharmaceuticals Incorporated	2.69

Q2 Holdings Incorporated	2.65

Five9 Incorporated	2.64

Repligen Corporation	2.39

Kinsale Capital Group Incorporated	2.36

Envestnet Incorporated	2.12

Planet Fitness Incorporated Class A	2.04

Novanta Incorporated	1.91

The Fund benefited from stock selection within the IT, health care, and consumer discretionary sectors

Within the IT sector, firms within faster-growing areas, such as software as a service (SaaS), continued to demonstrate strong execution. Five9, Incorporated, and Q2 Holdings, Incorporated, which offer subscription-based software solutions, performed strongly, driven by robust sales and improved profitability. Five9, a provider of cloud software for contact centers, cited strength from its enterprise segment with significant acceleration in earnings before interest, taxes, depreciation, and amortization (EBITDA) margins. Q2 Holdings continued to penetrate larger clients as well as drive increased traction within its existing client base as it rolls out new products to its regional and community financial institutions clients. Additionally within software, cloud-based email infrastructure provider SendGrid, Incorporated, agreed to be acquired by Twilio Incorporated for $2 billion dollars in an all-cash transaction, which helped boost relative performance.

Within health care, bioprocessing firm Repligen Corporation and medical device company Inogen, Incorporated, both benefited from increased demand for their respective products. Repligen is an attractive asset in the small-cap biotech space because of its diversified revenue stream, which is more insulated from the clinical or commercial success of a single drug. Inogen’s portable oxygen concentrator improves the quality of life for users whose mobility was previously limited by the need to transport cumbersome oxygen tanks. Within consumer discretionary, the Fund benefited from its emphasis on companies with differentiated concepts and unique offerings, like discount retailer Ollie’s Bargain Outlet Holdings, Incorporated; fitness operator Planet Fitness, Incorporated; and fast-casual restaurant Wingstop Incorporated.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo VT Small Cap Growth Fund	9

Sector distribution as of December 31, 2018[7]

Stock selection within industrials hindered the Fund’s relative performance.

Weakness within the construction and engineering industry hindered performance within the industrials sector. MasTec, Incorporated, and Dycom Industries, Incorporated, which provide specialty contracting services, faced challenges with project delays and changing customer-spending trends as both companies traded lower. Nevertheless, we believe that long-term growth catalysts remain in place. Elsewhere within industrials, consumer-directed benefits provider WageWorks, Incorporated, underperformed after delaying its U.S. Securities and Exchange Commission Form 10-K filing due to nonroutine and complex transactions tied to a contract win from 2016. Given the uncertainty and elevated risk, we exited our position. We also witnessed weakness from Nevro Corporation, a health care company, which struggled after reporting lower 2018 revenue guidance and management turnover within its sales division.

Going forward, we remain optimistic regarding the Fund’s portfolio.

We remain comfortable with our positioning and remain positive on market segments that have been productive for the portfolio: SaaS, cloud services, medical technology, infrastructure, and the internet of things. Many of the companies we own are some of the most dynamic companies in the economy and possess business models that could grow rapidly within large and expanding total addressable markets. They offer secular drivers that can compound sustainable growth for an extended period of time and are trading at attractive valuations relative to the rest of the asset class. Corrections and periods of volatility are normal features of markets, underscoring the need to maintain a long-term focus. We continue to witness a scarcity of growth-stock opportunities within the investing universe, which could favor the companies that we currently own and those that we are seeking to add. Going forward, given the attractive valuations currently in the market, the faster-growing stocks emphasized in our investment process should augur well for the future of the portfolio.

Please see footnotes on page 7.

10	Wells Fargo VT Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2018	Ending account value 12-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 1

Actual	$1,000.00	$854.23	$4.30	0.92%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69	0.92%
Class 2

Actual	$1,000.00	$853.75	$5.47	1.17%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2018	Wells Fargo VT Small Cap Growth Fund	11

Security name	Shares	Value

Common Stocks: 97.94%

Communication Services: 1.38%

Interactive Media & Services: 0.28%

Eventbrite Incorporated Class A «†	26,485	$736,548

Media: 1.10%

Nexstar Media Group Incorporated Class A «	36,900	2,901,816

Consumer Discretionary: 12.78%

Auto Components: 0.42%

Cooper-Standard Holdings Incorporated †	17,790	1,105,115

Diversified Consumer Services: 2.91%

Chegg Incorporated †	166,086	4,720,164

Grand Canyon Education Incorporated †	30,320	2,914,965

		7,635,129

Hotels, Restaurants & Leisure: 3.79%

Planet Fitness Incorporated Class A †	99,920	5,357,710

Playa Hotels & Resorts NV †	163,780	1,177,578

Wingstop Incorporated	53,489	3,433,459

		9,968,747

Internet & Direct Marketing Retail: 0.22%

Farfetch Limited Class A «†	33,062	585,528

Leisure Products: 0.92%

Mastercraft Boat Holdings Incorporated †	64,082	1,198,333

Yeti Holdings Incorporated «†	80,916	1,200,793

		2,399,126

Multiline Retail: 1.52%

Ollie’s Bargain Outlet Holdings Incorporated †	60,110	3,997,916

Specialty Retail: 3.00%

At Home Group Incorporated †	93,700	1,748,442

Five Below Incorporated †	19,008	1,944,899

Lithia Motors Incorporated Class A	39,730	3,032,591

National Vision Holdings Incorporated †	41,336	1,164,435

		7,890,367

Consumer Staples: 1.27%

Food & Staples Retailing: 0.73%

The Chef’s Warehouse Incorporated †	60,000	1,918,800

Food Products: 0.54%

Freshpet Incorporated †	43,800	1,408,608

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Small Cap Growth Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Energy: 1.15%

Energy Equipment & Services: 0.49%

Cactus Incorporated Class A †	46,887	$1,285,173

Oil, Gas & Consumable Fuels: 0.66%

Matador Resources Company †	60,363	937,437

PDC Energy Incorporated †	27,400	815,424

		1,752,861

Financials: 5.37%

Capital Markets: 1.30%

Stifel Financial Corporation	82,600	3,421,292

Insurance: 3.17%

Kinsale Capital Group Incorporated	111,551	6,197,774

Trupanion Incorporated «†	83,700	2,131,002

		8,328,776

Thrifts & Mortgage Finance: 0.90%

LendingTree Incorporated «†	10,728	2,355,547

Health Care: 26.60%

Biotechnology: 8.06%

Audentes Therapeutics Incorporated †	26,168	557,902

CareDx Incorporated †	75,431	1,896,335

Heron Therapeutics Incorporated «†	68,800	1,784,672

Ligand Pharmaceuticals Incorporated †	52,038	7,061,557

Repligen Corporation †	119,000	6,276,060

Vanda Pharmaceuticals Incorporated †	138,600	3,621,618

		21,198,144

Health Care Equipment & Supplies: 9.32%

Axogen Incorporated †	147,290	3,009,135

Glaukos Corporation †	30,440	1,709,815

Inogen Incorporated †	19,930	2,474,708

iRhythm Technologies Incorporated †	58,826	4,087,230

Merit Medical Systems Incorporated †	86,900	4,849,889

Neogen Corporation †	21,400	1,219,800

Neuronetics Incorporated †	64,535	1,248,752

Nevro Corporation †	11,479	446,418

NxStage Medical Incorporated †	26,710	764,440

SI-BONE Incorporated †	84,494	1,765,080

Tactile Systems Technology Class I †	31,557	1,437,421

Vapotherm Incorporated †	74,006	1,476,420

		24,489,108

Health Care Providers & Services: 2.98%

Amedisys Incorporated †	28,800	3,372,768

HealthEquity Incorporated †	74,625	4,451,381

		7,824,149

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Small Cap Growth Fund	13

Security name	Shares	Value

Health Care Technology: 3.81%

Tabula Rasa Healthcare Incorporated †	39,800	$2,537,648

Teladoc Incorporated «†	85,346	4,230,601

Vocera Communications Incorporated †	82,430	3,243,621

		10,011,870

Life Sciences Tools & Services: 1.88%

Codexis Incorporated †	295,898	4,941,497

Pharmaceuticals: 0.55%

Supernus Pharmaceuticals Incorporated †	43,600	1,448,392

Industrials: 16.80%

Aerospace & Defense: 2.11%

AAR Corporation	28,700	1,071,658

Mercury Computer Systems Incorporated †	94,768	4,481,579

		5,553,237

Airlines: 1.41%

SkyWest Incorporated	83,540	3,715,024

Commercial Services & Supplies: 1.09%

Advanced Disposal Services Incorporated †	119,525	2,861,429

Construction & Engineering: 2.73%

Dycom Industries Incorporated †	18,110	978,664

Granite Construction Incorporated	40,980	1,650,674

MasTec Incorporated «†	112,000	4,542,720

		7,172,058

Electrical Equipment: 0.21%

Bloom Energy Corporation Class A «†	55,576	554,648

Machinery: 4.45%

John Bean Technologies Corporation	20,340	1,460,615

Milacron Holdings Corporation †	190,147	2,260,848

Mueller Water Products Incorporated Class A	104,750	953,225

RBC Bearings Incorporated †	17,900	2,346,690

Rexnord Corporation †	203,320	4,666,194

		11,687,572

Professional Services: 3.72%

ASGN Incorporated †	142,681	7,776,115

Korn/Ferry International	50,600	2,000,724

		9,776,839

Trading Companies & Distributors: 1.08%

BMC Stock Holdings Incorporated †	33,390	516,877

SiteOne Landscape Supply Incorporated †	41,900	2,315,813

		2,832,690

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Small Cap Growth Fund	Portfolio of investments—December 31, 2018

Security name	Shares	Value

Information Technology: 31.75%

Electronic Equipment, Instruments & Components: 2.86%

Littelfuse Incorporated	7,940	$1,361,551

nLight Incorporated «†	64,069	1,139,147

Novanta Incorporated †	79,700	5,021,100

		7,521,798

IT Services: 4.85%

Carbonite Incorporated †	22,500	568,350

Endava plc Sponsored ADR †	39,294	952,487

EVO Payments Incorporated Class A «†	88,691	2,188,007

InterXion Holding NV †	146,590	7,939,314

Wix.com Limited †	12,200	1,102,148

		12,750,306

Semiconductors & Semiconductor Equipment: 2.78%

Diodes Incorporated †	98,930	3,191,482

Monolithic Power Systems Incorporated	14,890	1,730,963

Semtech Corporation †	51,900	2,380,653

		7,303,098

Software: 21.26%

Alarm.com Holdings Incorporated †	9,510	493,284

Altair Engineering Incorporated Class A †	94,062	2,594,230

Anaplan Incorporated «†	66,298	1,759,549

BlackLine Incorporated †	62,153	2,545,165

Bottomline Technologies (de) Incorporated †	71,120	3,413,760

Cision Limited †	218,840	2,560,428

Envestnet Incorporated †	113,311	5,573,768

Five9 Incorporated †	158,540	6,931,369

Globant SA †	19,600	1,103,872

Instructure Incorporated †	52,210	1,958,397

Proofpoint Incorporated †	25,780	2,160,622

Q2 Holdings Incorporated †	140,776	6,975,451

Rapid7 Incorporated †	135,478	4,221,494

RealPage Incorporated †	51,100	2,462,509

SailPoint Technologies Holdings Incorporated †	107,169	2,517,400

SendGrid Incorporated †	51,502	2,223,341

SPS Commerce Incorporated †	32,182	2,651,153

Talend SA ADR †	83,739	3,105,042

Tenable Holdings Incorporated †	28,687	636,565

		55,887,399

Materials: 0.84%

Chemicals: 0.84%

PQ Group Holdings Incorporated †	148,980	2,206,394

Total Common Stocks (Cost $238,223,017)		257,427,001

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2018	Wells Fargo VT Small Cap Growth Fund	15

Security name		Shares	Value

Exchange-Traded Funds: 0.31%

iShares Russell 2000 Growth Index Fund ETF		4,800	$806,400

Total Exchange-Traded Funds (Cost $947,856)			806,400

	Yield
Short-Term Investments: 7.82%

Investment Companies: 7.82%

Securities Lending Cash Investments LLC (l)(r)(u)	2.38%	18,426,160	18,428,003

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.33	2,136,828	2,136,828

Total Short-Term Investments (Cost $20,563,974)			20,564,831

Total investments in securities (Cost $259,734,847)	106.07%	278,798,232

Other assets and liabilities, net	(6.07)	(15,959,478)

Total net assets	100.00%	$262,838,754

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	15,127,864	211,700,421	208,402,125	18,426,160	$7,236	$(148)	$396,842	$18,428,003
Wells Fargo Government Money Market Fund Select Class	3,242,460	120,561,862	121,667,494	2,136,828	0	0	106,332	2,136,828

					$7,236	$(148)	$503,174	$20,564,831	7.82%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Small Cap Growth Fund	Statement of assets and liabilities—December 31, 2018

Assets
Investments in unaffiliated securities (including $18,258,741 of securities loaned), at value (cost $239,170,873)	$258,233,401
Investments in affiliated securities, at value (cost $20,563,974)	20,564,831
Receivable for investments sold	2,687,213
Receivable for Fund shares sold	174,283
Receivable for dividends	28,482
Receivable for securities lending income	13,138
Prepaid expenses and other assets	5,167

Total assets	281,706,515

Liabilities
Payable upon receipt of securities loaned	18,417,410
Management fee payable	192,611
Payable for Fund shares redeemed	163,608
Distribution fee payable	55,555
Administration fees payable	19,262
Trustees’ fees and expenses payable	1,946
Accrued expenses and other liabilities	17,369

Total liabilities	18,867,761

Total net assets	$262,838,754

NET ASSETS CONSIST OF
Paid-in capital	$196,293,151
Total distributable earnings	66,545,603

Total net assets	$262,838,754

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$19,800,583
Shares outstanding – Class 1[1]	2,049,335
Net asset value per share – Class 1	$9.66
Net assets – Class 2	$243,038,171
Shares outstanding – Class 2[1]	25,897,870
Net asset value per share – Class 2	$9.38

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2018	Wells Fargo VT Small Cap Growth Fund	17

Investment income
Dividends	$595,877
Securities lending income from affiliates, net	293,287
Income from affiliated securities	106,332

Total investment income	995,496

Expenses
Management fee	2,409,162
Administration fees
Class 1	19,703
Class 2	221,213
Distribution fee
Class 2	691,291
Custody and accounting fees	16,286
Professional fees	44,021
Shareholder report expenses	23,657
Trustees’ fees and expenses	20,326
Other fees and expenses	12,854

Total expenses	3,458,513

Net investment loss	(2,463,017)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	50,047,597
Affiliated securities	7,236

Net realized gains on investments	50,054,833

Net change in unrealized gains (losses) on:
Unaffiliated securities	(45,713,898)
Affiliated securities	(148)

Net change in unrealized gains (losses) on investments	(45,714,046)

Net realized and unrealized gains (losses) on investments	4,340,787

Net increase in net assets resulting from operations	$1,877,770

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Small Cap Growth Fund	Statement of changes in net assets

	Year ended December 31, 2018		Year ended December 31, 2017¹

Operations
Net investment loss		$(2,463,017)		$(2,165,942)
Net realized gains on investments		50,054,833		29,813,894
Net change in unrealized gains (losses) on investments		(45,714,046)		28,513,468

Net increase in net assets resulting from operations		1,877,770		56,161,420

Distributions to shareholders from net investment income and net realized gains
Class 1		(2,299,577)		(638,351)
Class 2		(26,787,868)		(6,508,667)

Total distributions to shareholders		(29,087,445)		(7,147,018)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	364,681	4,303,429	164,104	1,539,941
Class 2	5,175,836	58,869,242	3,302,688	31,270,811

		63,172,671		32,810,752

Reinvestment of distributions
Class 1	196,882	2,299,577	66,150	638,351
Class 2	2,358,087	26,787,868	690,209	6,508,667

		29,087,445		7,147,018

Payment for shares redeemed
Class 1	(678,205)	(7,559,025)	(479,821)	(4,610,025)
Class 2	(5,058,038)	(55,703,260)	(4,899,352)	(46,583,769)

		(63,262,285)		(51,193,794)

Net increase (decrease) in net assets resulting from capital share transactions		28,997,831		(11,236,024)

Total increase in net assets		1,788,156		37,778,378

Net assets
Beginning of period		261,050,598		223,272,220

End of period		$262,838,754		$261,050,598

¹

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at December 31, 2017 was $1,028. The disaggregated distributions information for the year ended December 31, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.43	$8.51	$8.70	$10.08	$11.32
Net investment loss	(0.05)	(0.04)	(0.01)[1]	(0.06)	(0.07)
Net realized and unrealized gains (losses) on investments	0.40	2.24	0.65	(0.02)	(0.21)

Total from investment operations	0.35	2.20	0.64	(0.08)	(0.28)
Distributions to shareholders from
Net realized gains	(1.12)	(0.28)	(0.83)	(1.30)	(0.96)
Net asset value, end of period	$9.66	$10.43	$8.51	$8.70	$10.08
Total return[2]	1.48%	26.14%	8.10%	(2.63)%	(1.67)%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.94%	0.94%	0.93%	0.93%
Net expenses	0.92%	0.94%	0.94%	0.93%	0.93%
Net investment loss	(0.59)%	(0.65)%	(0.10)%	(0.69)%	(0.75)%
Supplemental data
Portfolio turnover rate	68%	72%	89%	77%	54%
Net assets, end of period (000s omitted)	$19,801	$22,591	$20,554	$22,402	$28,121

[1]	Calculated based upon average shares outstanding

[2]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo VT Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.18	$8.33	$8.56	$9.96	$11.22
Net investment loss	(0.09)	(0.09)	(0.03)	(0.08)	(0.10)
Net realized and unrealized gains (losses) on investments	0.41	2.22	0.63	(0.02)	(0.20)

Total from investment operations	0.32	2.13	0.60	(0.10)	(0.30)
Distributions to shareholders from
Net realized gains	(1.12)	(0.28)	(0.83)	(1.30)	(0.96)
Net asset value, end of period	$9.38	$10.18	$8.33	$8.56	$9.96
Total return[1]	1.20%	25.86%	7.75%	(2.88)%	(1.88)%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.19%	1.19%	1.18%	1.18%
Net expenses	1.17%	1.19%	1.19%	1.18%	1.18%
Net investment loss	(0.84)%	(0.90)%	(0.35)%	(0.93)%	(1.00)%
Supplemental data
Portfolio turnover rate	68%	72%	89%	77%	54%
Net assets, end of period (000s omitted)	$243,038	$238,460	$202,718	$226,867	$226,966

[1]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo VT Small Cap Growth Fund	21

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

22	Wells Fargo VT Small Cap Growth Fund	Notes to financial statements

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2018, the aggregate cost of all investments for federal income tax purposes was $260,166,075 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$42,106,968

Gross unrealized losses	(23,474,811)

Net unrealized gains	$18,632,157

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo VT Small Cap Growth Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$3,638,364	$0	$0	$3,638,364

Consumer discretionary	33,581,928	0	0	33,581,928

Consumer staples	3,327,408	0	0	3,327,408

Energy	3,038,034	0	0	3,038,034

Financials	14,105,615	0	0	14,105,615

Health care	69,913,160	0	0	69,913,160

Industrials	44,153,497	0	0	44,153,497

Information technology	83,462,601	0	0	83,462,601

Real estate	2,206,394	0	0	2,206,394

Exchange-traded funds	806,400	0	0	806,400

Short-term investments

Investment companies	2,136,828	18,428,003	0	20,564,831

Total assets	$260,370,229	$18,428,003	$0	$278,798,232

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At December 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended December 31, 2018, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

24	Wells Fargo VT Small Cap Growth Fund	Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2018 were $197,819,788 and $200,473,819, respectively.

6. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended December 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $29,087,445 and $7,147,018 of long-term capital gain for the years ended December 31, 2018 and December 31, 2017, respectively.

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$1,566,974	$46,347,371	$18,632,157

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended December 31, 2017 were as follows:

Net realized gains

Class 1	$638,351

Class 2	6,508,667

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo VT Small Cap Growth Fund	25

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

26	Wells Fargo VT Small Cap Growth Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF THE

WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Small Cap Growth Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditors of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditors of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 22, 2019

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $29,087,445 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo VT Small Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007	N/A

James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo VT Small Cap Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris replaced Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield retired on December 31, 2018.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

320441 02-19 AVT7/AR153 12-18

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended December 31, 2018	Fiscal year ended December 31, 2017
Audit fees	$185,901	$179,741
Audit-related fees	—	—
Tax fees (1)	15,900	15,570
All other fees	—	—

	$201,801	$195,311

(1) Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	February 22, 2018

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	February 22, 2018